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                    UNITED STATES
         SECURITIES AND EXCHANGE COMMISSION
                Washington, D.C. 20549

                     FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES Investment Company Act file number: 811-05127

                Advance Capital I, Inc.
---------------------------------------------------------------------------
      (Exact name of registrant as specified in charter)

                One Towne Square, Suite 444
                Southfield, MI                          48076
---------------------------------------------------------------------------
           (Address of principal executive offices)   (Zip code)

                John C. Shoemaker
                One Towne Square, Suite 444
                Southfield, MI 48076
---------------------------------------------------------------------------
           (Name and Address of agent for service)

Registrant's telephone number, including area code: (248) 350-8543

Date of fiscal year end: December 31

Date of reporting period: December 31, 2002

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company
Act of 1940(17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory , disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays current valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. 3507.

ADVANCE CAPITAL I, INC.

ANNUAL REPORT

AN INVESTMENT COMPANY WITH
FIVE FUNDS

December 31, 2002

                    TABLE OF CONTENTS
---------------------------------------------------

                                               PAGE

A letter to Our Shareholders.....................1
Investment Perfomance............................3
Financial Highlights............................15


PORTFOLIO OF INVESTMENTS

Equity Growth Fund..............................20
Bond Fund.......................................25
Balanced Fund...................................32
Retirement Income Fund..........................44
Cornerstone Stock Fund..........................51

Statement of Assets and Liabilities.............53
Statement of Operations.........................54
Statement of changes in Net Assets..............55
Notes to Financial Statements...................58
Report of Independent Accountants...............63
Additional Information..........................64

Dear Shareholders,
     We often hear that persevering through difficulty builds character. The history of our nation holds countless examples of this truism. The last generation endured the Vietnam War, an oil embargo, double digit inflation and the resignation of a President. The generation before survived the Great Depression and later saved the world from tyranny in World War II. We now face the daunting task of fighting global terrorists, dealing with the aftereffects of one of history's greatest stock market bubbles and restoring faith in the capital markets.

     For almost three years the economy has been bombarded with significant problems that have impacted economic growth and put tremendous pressure on equity securities. First, in 2000, the technology-led stock market bubble began to implode. Next, in 2001, terrorists attacked the World Trade Center and Pentagon. Finally, in 2002, we witnessed first hand how corporate greed can bankrupt a company and shatter trust in the capital markets.
Since Enron's scheme was uncovered, investors and regulators have exposed other cases of major corporate fraud. Executives at WorldCom hid billions in expenses during the past few years in an effort to appear more profitable than they were to prop-up the company's stock price. The founding family members of Adelphia Communications skimmed millions from that company for their personal use and conveniently "forgot" to disclose billions in off-balance sheet liabilities. Both companies declared bankruptcy within months of the fraud disclosure. In addition, the accounting industry came under tremendous scrutiny. The large accounting firm of Arther Anderson collapsed after numerous accounts of mismanaged and deceptive audits, the most notable being Enron and WorldCom. At the same time several
Wall Street firms were accused of issuing glowing recommendations on certain stocks simply to win additional underwriting business. The magnitude of deception perpetrated on investors prompted the Securities and Exchange Commission (SEC) to act. Since last summer, the SEC has imposed new rules to ensure auditors are held to higher standards, corporate executives file accurate financial statements and analysts on Wall Street are more autonomous in their recommendations.

     As the pressure mounted on corporate America, businesses held back on spending and capital investment. This reduction in business activity has produced the longest decline in manufacturing employment since
World War II. As the ranks of the unemployed swelled to an eight year high of six percent, consumer spending remained remarkably strong and provided about the only source of economic growth. The impetus for this strength came from low interest rates which enabled consumers to refinance and consolidate loans, purchase larger homes and buy vehicles with zero-cost financing. So far, consumers are almost solely responsible for the rebound in economic activity during the past year. In fact, the Gross Domestic Product (GDP) grew at the rate of 2.4 percent last year after posting negligible growth in 2001. In the nine previous recovery periods the economy grew an average of 7.0 percent in the year following the recession.
By comparison today's "recovery" remains tepid.

     A sputtering economy combined with corporate malfeasance produced mixed results in the capital markets. Most stock funds fell dramatically while high quality corporate and government bonds performed well.
The Standard & Poors 500 Index declined 22.10 percent in 2002 while the riskier NASDAQ Composite Index declined 31.25 percent.
High quality corporate bonds, as measured by the Lipper
A-Rated Index, returned 8.57 percent while riskier bonds, as represented in the Lipper High Yield Bond

Index, declined 2.41 percent.  Mortgage-backed securities returned between
8.50 and 11.00 percent, depending on the measure used and 30-year U.S. Treasury bonds surged in value despite the 4.50 percent coupons.

     The performance of the Advance Capital I Funds were similar or better than their respective benchmarks. The absolute stock performance, like those of most funds, was disappointing. The Equity Growth Fund declined 22.14 percent for the year, more than six percent better than the Lipper Mid Cap Growth Index decline of 28.47 percent. The Balanced Fund, with its 60-40 split of stocks and bonds, declined 6.72 percent, almost four percent better than the Lipper Balanced Fund Index, which declined
10.69 percent. The Bond Fund and Retirement Income Fund increased 7.97 and 8.80 percent, respectively, compared to the Lipper BBB-Rated Fund Index return of 7.20 percent. Finally, the Cornerstone Stock Fund declined 28.63 percent compared to the Lipper Large Cap Growth Index which declined 28.11 percent and the S&P 500 Index which declined 22.10 percent.

     Today, the economy and the equity markets face significant obstacles on their paths to recovery. There are continuing tensions in the Middle East, a verbal conflict with North Korea and a likely war with Iraq.
The international community is on edge. Domestically, the economy is struggling to gain a foothold of positive momentum. Although the economy is projected to increase about 3.5 percent for the year, manufacturing activity is weak, unemployment is high, consumer spending is volatile and stock investors are exceedingly wary. Amidst these negatives we must remind ourselves that this is typical of an economy fighting through a recessionary period. For diversified investors, the steep decline in equity values have been partially offset by above average returns in fixed income securities. There is no easy solution to the problems plaguing the equity markets. Investing, however, is a long term commitment, and a well-diversified portfolio is designed to weather down market periods.

     At December 31, 2002, the five Advance Capital I, Inc. Funds held about $710 million in total net assets, about 4 percent less than the same time last year. Intelligent investment decisions, broad diversification and control of costs are the building blocks of our philosophy. We fully expect this approach will continue to serve our investors well over time.
We thank you for your continued confidence and look forward to providing you with service and results designed to meet or exceed your long term investment objectives. If you have questions or if we may be of service, please call us. We appreciate the opportunity to answer your questions or to discuss financial or investment matters that may be of interest to you. Our toll-free number is (800) 345-4783.

Sincerely,



/S/ Christopher M. Kostiz                      /S/  John C. Shoemaker
Christopher M. Kostiz                          John C. Shoemaker
Sr. Portfolio Manager                          President


February 12, 2003

INVESTMENT PERFORMANCE

ADVANCE CAPITAL I, INC. IS AN OPEN-END, DIVERSIFIED MANAGEMENT INVESTMENT COMPANY OFFERING INVESTMENT OPPORTUNITIES IN FIVE MUTUAL FUND PORTFOLIOS.

          2002 FUND RESULTS

Equity Growth        -22.14%
Bond                   7.97%
Balanced              -6.72%
Retirement Income      8.80%
Cornerstone Stock    -28.63%


     The accompanying comments are intended to help investors evaluate the dynamics of mutual fund performance. The charts and tables that follow show the average annual return of each Fund as well as selected measures of general stock and bond market returns. The Consumer Price Index (CPI) is also shown to illustrate the impact inflation has had on investment returns.

     The historical figures for the Equity Growth Fund begin January 1, 1994. The Bond Fund's investment objectives changed on March 9, 1999. The historical figures reflect the past 10 years. The figures for the life of the Balanced Fund reflect the past 10 years. The Retirement Income Fund figures begin on January 1, 1993, the start date for the Fund. Figures for the Cornerstone Stock Fund begin on December 17, 1998, the start date for the Fund.


THE EQUITY GROWTH FUND IN 2002

THE ADVANCE CAPITAL I EQUITY GROWTH FUND SEEKS LONG-TERM GROWTH OF CAPITAL BY INVESTING PRIMARILY IN COMMON STOCKS OF SMALL AND MID-SIZED COMPANIES.

TOP FIVE INDUSTRIES
Commercial Services     9.1%
Retail                  8.8%
Healthcare Products     6.7%
Semiconductors          6.3%
Media                   5.9%

     The Equity Growth Fund declined 22.14 percent in 2002 while the S&P 400 Mid Cap Index declined 14.51 percent and the Lipper Mid Cap Growth Index declined 28.47 percent. The accompanying graph shows the cumulative performance of the Equity Growth Fund, the Lipper Mid Cap Growth Index, the S&P 400 Mid Cap Index and the Consumer Price Index (CPI).

     The economy recovered in 2002 after falling into a shallow recession for most of 2001. The technology-driven economic slowdown and ensuing stock market sell-off of the past few years continued to weigh on stocks and investors' psyches. Although the economy grew, it was not enough to overcome negative market sentiment. The Gross Domestic Product (GDP)
grew 2.4 percent during 2002, compared to .3 percent the prior year. Typically, an expanding economy is a sign for equity investors to purchase stocks. Although the Federal Reserve continued to cut interest rates and corporate earnings grew slightly, investors remained nervous. The three major stock market indices posted negative returns for the year. In fact, the past year marked the third consecutive yearly decline for the major stock indices, a milestone last reached nearly 70 years ago.
The shocking allegations of corporate corruption and scandals at a few well-known companies overshadowed the brightening economic picture and improving
earnings environment. Consumer finance, network software and technology related industries declined more than 50 percent during 2002 while apparel, electronics and managed health sectors posted positive returns in the midcap sector of the market. Throughout the turbulent equity market of the past two and a half years,the structure and style of the Equity Growth Fund have remained consistent with its original objectives. The Fund is well diversified with over 220 stocks spread across 12 industries.  The largest equity holding is less than two percent of the Fund's total assets and the largest industry category
represents about 23 percent of the Fund's total assets.   Adhering to
these objectives has produced above average long term investment results compared to the peer group.

     Today, the economic landscape is filled with contrasting data about the direction of growth and the equity markets. For example, the 40-year low interest rate environment has allowed individuals and corporations to save money by refinancing higher cost debt. The added savings has translated into slightly higher corporate profits while consumers have used their extra money on everything from new electronics to new cars. The economy also received a boost from higher worker productivity which grew at its fastest pace since 1966. Higher productivity translates into rising corporate profits as fewer workers produce more output. Contradicting the positive data is a significant rise in unemployment which could adversely impact consumer spending.
Also, while low inflation is positive is many respects, it leads to fierce competition and the inability to raise prices, putting further pressure on corporate profits. In addition, tensions in the Middle East and the threat of war with Iraq has both investors and corporate executives on edge. Until clear signs indicate a trend in either direction, ambiguous economic data will continue to put pressure on stocks. Positive news will push stocks higher while negative news will pull stocks lower. Over the long term, however, the solid underlying economic fundamentals should eventually translate into higher equity prices.

[EDGAR REFERENCE - LIPPER MID CAP GROWTH, EQUITY GROWTH, S&P 400 MID CAP AND CPI INDEX LINE CHART FOR 1994-2002]


     AVERAGE ANNUAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2002

                                 Past 1     Past 5     Life of
                                  Year       Years       Fund
                                --------   --------   ---------

Equity Growth Fund *             -22.14%      4.24%       9.47%
S&P 400 Mid Cap Index  	         -14.51%      6.40%      11.72%
Lipper Mid Cap Growth Index      -28.47%     -1.49%	    5.59%
Consumer Price Index (CPI)         2.43%      2.33%	    2.43%

Past performance should not be used to attempt to predict future performance. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

*The investment objectives and policies of the Equity Growth Fund were changed at the end of 1993 and T. Rowe Price Associates was added as sub-investment advisor to the Fund at that time. The Life of Fund figures reflect results since that change.

THE BALANCED FUND IN 2002

THE ADVANCE CAPITAL I BALANCED FUND SEEKS TO PROVIDE CAPITAL APPRECIATION, CURRENT INCOME AND PRESERVATION OF CAPITAL BY INVESTING IN A DIVERSIFIED PORTFOLIO OF COMMON STOCKS AND BONDS.

     AS OF 12/31/02

Bonds                     41%
Small Stocks              38%
Large Stocks              21%
Size             $224 Million


     The Balanced Fund decreased 6.72 percent in 2002 while the Lipper Balanced Index decreased 10.69 percent. The accompanying graph illustrates the cumulative performance of the Balanced Fund, the Lipper Balanced
Index and the Consumer Price Index (CPI) since December 31, 1991.
The investment objectives and policies of the Fund were changed at the end of 1993 and T. Rowe Price Associates was added as sub-investment advisor to the Fund at that time.

     A tremendous amount of negative news kept investors on edge during the year. After two long years of negative returns in equities and a complete meltdown in the technology sector, 2002 brought renewed hope that stocks were poised for a recovery. As the year began, investors were cautiously optimistic that the combination of very low interest rates, rising worker productivity and tighter corporate cost controls would translate into better corporate earnings and higher stock prices over the course of the year. Although productivity held up and corporate costs were reigned-in, investors were blind-sided by the discovery of severe corporate corruption in a few high profile companies.
WorldCom, one of the nation's largest long distance companies, hid billions in operating expenses to appear more profitable and enable executives to cash out stock options at inflated prices. In another high profile case, Adelphia Communication executives confessed to skimming millions from the nation's sixth largest cable company over the years. Along with several other cases of accounting fraud and ensuing SEC investigations, investors feared wide spread corporate corruption would become the rule as opposed to the exception.
In mid August Congress passed new laws forcing executives to personally guarantee the accuracy of their company's financial statements.
The new legislation stemmed a steep stock market slide and brought some calm to investors and the financial markets by the end of the year.

     While corporate corruption littered the news headlines, economic activity slowly rebounded from a mild recession the prior year. The Gross Domestic Product (GDP) grew 2.4 percent during 2002, compared to negligible growth in 2001. Consumer spending, which accounts for two thirds of GDP, held up well as low cost financing enticed consumers to buy automobiles, electronics and new homes. At the same time, corporate executives remained pessimistic about the strength of the economic rebound. Consequently, a majority of companies were reluctant to invest capital in new technology, equipment or facilities beyond what was necessary for normal operations.

     The combination of a subdued economy and severe corporate governance problems put pressure on stocks while high quality fixed income securities performed well. The S&P 500 Index declined 22.10 percent while the NASDAQ Composite Index declined 31.25 percent for the year. In general, technology and telecommunication stocks performed the worst while consumer related products along with metals and heatlthcare performed the best. In the fixed income market, high quality corporate bonds, U.S. Treasury bonds and mortgage-backed securities were the big winners for the year. The Lipper A-Rated Bond Index returned 8.57 percent while a typical 30-year U.S. Treasury bond returned about 16 percent (including interest) and mortgage-backed securities returned between
8.5 and 11 percent.

     Throughout the volatile capital market of the past few years, the Balanced Fund's asset allocation has remained about 40 percent investment grade corporate bonds, 40 percent large-cap value stocks and 20 percent mid-cap growth stocks. Although the mid-cap growth and large-cap value portion of the Fund have been impacted by the dramatic sell-off in equities since early 2000, the investment grade fixed income securities have helped cushion the negative impact to the Fund.

     Today, there are several positive signs that suggest both the economy and the stock market will improve over the coming year.
First, the low interest rate environment should continue to entice consumers to spend and businesses to refinance higher cost debt.
As this unfolds, economic growth should improve. Second, the egregious acts of corporate malfeasance, accounting scandals and SEC investigations should subside as new federal regulations take effect and corporations tighten their internal controls. Better corporate standards and improved oversight by executives and board of directors should improve investor confidence in the financial markets, but this will take time. Lastly, President Bush along with the newly elected Republican controlled Congress is contemplating an aggressive economic stimulus package. Accelerating last year's income tax cuts along with incentives for businesses to hire and make long term capital investments in plant and equipment are a few of the items currently being considered. A well-structured stimulus package could improve economic growth and potentially lead to better corporate earnings and a rising stock market. In short, there are several positive signs to indicate brighter days are ahead for the capital markets and the economy.

[EDGAR REFERENCE - LIPPER BALANCED INDEX, BALANCED FUND AND CPI INDEX LINE CHART FOR 1993-2002]


AVERAGE ANNUAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2002

                                           Past 1      Past 5    Past 10
                                            Year        Years     Years
                                          --------    --------  ---------

Balanced Fund *                             -6.72%       4.39%      8.67%
Lipper Balanced Index                      -10.69%       2.10%      7.53%
Consumer Price Index (CPI)                   2.43%       2.33%      2.47%

Past performance should not be used to attempt to predict future performance. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

*The investment objectives and policies of the Balanced Fund were changed at the end of 1993 and T. Rowe Price Associates was added as sub-investment advisor to the Fund at that time. The figure for Past 10 Years incorporates prior investment objectives.

THE BOND & RETIREMENT FUNDS IN 2002

THE ADVANCE CAPITAL I BOND FUND AND RETIREMENT INCOME FUND SEEK TO PROVIDE INVESTORS WITH CURRENT INCOME AND PRESERVATION OF CAPITAL. A MAJORITY OF THE ASSETS ARE INVESTED IN HIGH QUALITY CORPORATE AND HIGH-YIELD BONDS. U.S. TREASURIES, MORTGAGE-BACKED AND AGENCY SECURITIES REPRESENT A SMALL PORTION OF TOTAL ASSETS.

     AS OF 12/31/02

                 BOND       RETIREMENT
              -------       ----------

Maturity      13 Yrs.          13 Yrs.
Quality           BBB              BBB
Duration     7.6 Yrs.         7.4 Yrs.

     The Advance Capital I, Inc. Bond Fund and Retirement Income Fund are highly similar in investment style, investment objectives and portfolio holdings. Each Fund is categorized by Lipper Analytical Services as a BBB-Rated Fund. The following discussion about investment performance over the past year pertains to both Funds and corresponding returns are compared against the Lipper BBB-Rated Bond Index. The Bond Fund returned 7.97 percent for the year while the Retirement Income Fund returned 8.80 percent for the year. The Bond Fund's return represents 6.83 percent from income distributed to shareholders and a 1.14 percent increase in share price. The Retirement Income Fund's return represents 7.02 percent from income distributed to shareholders and a 1.78 percent increase in share price. In comparison, the Lipper BBB Bond Index returned 7.20 percent for the past year. The accompanying two graphs show the cumulative performance of the Bond Fund, the Retirement
Income Fund, the Lipper BBB Bond Index and the Consumer Price Index
(CPI) since each Fund's inception.

     Last year marked the first time in about 70 years that corporate and U.S. Treasury bonds outperformed equity securities for three consecutive years. Fixed income securities benefited from low inflation, moderate economic growth and, more importantly, nervous equity investors.
The yield on a typical 30-year U.S. Treasury bond remained volatile throughout the past year. Renewed hope of better corporate profits and much improved economic growth from the prior year led investors to believe higher inflation and interest rates were imminent. The yield on a typical 30-year U.S. Treasury bond rose to almost six percent in mid March before falling to less than five percent by mid September.
Although economic growth rebounded to 2.4 percent from .3 percent in the prior year, the unprecedented cases of corporate fraud by a few high profile companies led investors to drop riskier asset classes for the safety of high quality fixed income securities such as U.S. Treasury Bonds. A typical 30-year U.S Treasury bond returned about 16 percent (including interest)for the year while high quality corporate bonds as represented by the Lipper A-Rated Bond Index returned 8.57 percent. The Lipper High Yield Bond Fund Index fell 2.41 percent for the year.

     The corporate landscape was turned upside-down this past year based on extreme corporate malfeasance which forced several high profile companies to seek bankruptcy protection. Although not unique in history, the past year's corporate misconduct will be remembered as a dark period for capitalism. After Enron's scheme was uncovered in 2001, investors and regulators went on high alert. In 2002, WorldCom executives disclosed they had hidden almost $9 billion in expenses over a three to five year period and, as a result, declared bankruptcy. It was also discovered that certain executives of the cable company Adelphia Communications had defrauded investors of more than

$2.5 billion, hid debts and inflated income. Although the individuals responsible have been arrested and charged with fraud, Adelphia Communications quickly filed for bankruptcy and its investors lost billions. Other high profile cases of accounting irregularities and SEC investigations include Tyco International, Qwest Communications and several large financial institutions. In response to these egregious cases of corporate misconduct, Congress passed a law requiring all Chief Executive Officers and Treasurers of public companies to certify their financial statements or risk stiff penalties for noncompliance.

     As the turmoil in the financial markets unfolded, corporate fixed income securities were both loved and hated. Investors immediately sold bonds in companies that disclosed any accounting scandal or became the subject of an SEC investigation. On the other hand, investors flocked to high quality, stable companies with solid track records and unblemished corporate images. The Bond Fund and Retirement Income Fund, which are highly similar in structure and holdings, held a few bonds that were caught up in this tumultuous environment. Although each Fund held both Adelphia
Communications and WorldCom, the bonds were sold months before the bankruptcy filings. This helped minimize the negative impact on return.

     Today, each Fund is well diversified across industry, maturity and credit quality. Both Funds hold approximately 65 percent investment grade bonds, 10 percent in mortgage-backed and agency securities and approximately 25 percent in high yield corporate bonds. Through most of last year we made a strategic decision to reduce our exposure to high yield bonds as corporate credit quality deteriorated. We now anticipate a slow recovery in equities and average economic growth over the coming year, both are positive indicators for high yield bonds. With this in mind, we have started to increase the percentage of high yield bonds in the portfolios back to their historical allocation of between 25 to 30 percent.
At the same time we plan to reduce the percentage of mortgage-backed securities held in the Funds, mainly because their yield has dropped considerably. Overall, economic activity should steadily improve, holding inflation in-check over the next year. Should this occur, we expect the Federal Reserve will contemplate gingerly increasing short-term interest rates. Fixed income securities have performed quite well over the past few years and unless inflation picks up, they should continue to produce results consistent with their long term averages in 2003.

[EDGAR REFERNCE - LIPPER BBB, BOND FUND AND CPI INDEX LINE CHART FOR
1999-2002]


AVERAGE ANNUAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2002

                                             Past 1    Past 5     Past 10
                                              Year      Years      Years
                                            -------   --------   ---------

Bond Fund *                                   7.97%      5.56%       6.53%
Lipper BBB-Rated Fund Index                   7.20%      5.42%       6.83%
Consumer Price Index (CPI)                    2.43%      2.33%       2.47%

Past performance should not be used to attempt to predict future performance. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

* The investment objectives of the Bond Fund changed on March 9, 1999 by a majority vote of outstanding shares. Returns for Past 5 Years and Past 10 Years incorporate prior investment objectives.

[EDGAR REFERENCE - LIPPER BBB, RETIREMENT INCOME AND CPI INDEX LINE CHART FOR 1993-2002]


AVERAGE ANNUAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2002


                                              Past 1        Past 5      Past 10
                                               Year          Years       Years
                                            ---------      --------    ---------
Retirement Income Fund                          8.80%         5.39%        7.30%
Lipper BBB-Rated Fund Index                     7.20%         5.42%        6.83%
Consumer Price Index (CPI)                      2.43%         2.33%        2.47%


Past performance should not be used to attempt to predict future performance. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

THE CORNERSTONE STOCK FUND IN 2002

THE ADVANCE CAPITAL I CORNERSTONE STOCK FUND SEEKS TO PROVIDE
LONG-TERM GROWTH OF CAPITAL BY INVESTING PRIMARILY IN COMMON STOCKS OF LARGE, WELL-ESTABLISHED COMPANIES.

TOP FIVE HOLDINGS

Microsoft
Wal-Mart
General Electric
Exxon Mobil
Cisco Systems

     The Cornerstone Stock Fund declined 28.63 percent for the year compared to the S&P 500 Index which declined 22.10 percent and the Lipper Large Cap Growth Index which declined 28.11 percent. The accompanying graph shows the cumulative performance of the Cornerstone Stock Fund, the S&P 500 Index and the Consumer Price Index (CPI) since December 1998, the Fund's inception.

     Last year was another terrible year for equity securities, particularly in the large cap growth sector. In fact, the past year marked the third consecutive year of losses for the three major stock market indices
(S&P 500 Index, NASDAQ Composite Index and Dow Jones Industrial Index)
and the worst three year period for stocks in about 70 years. When the year began, investors believed that low interest rates and strong consumer spending would eventually lead to improved corporate earnings.
Although earnings did rebound from their dismal levels of the prior year, investors were blind-sided by cases of severe corporate corruption.
After Enron's fraudulent scheme was uncovered in 2001, investors and regulators feared other companies were hiding problems or committing
egregious acts.   During the course of 2002, several
high profile cases of fraud and deception emerged, including WorldCom and Adelphia Communications. Both companies filed for bankruptcy protection as a result of defrauding investors and bilking millions from shareholders. As a result, the Securities and Exchange Commission
(SEC) investigated numerous companies for the possibility of accounting problems and other mischievous acts by corporate executives. The tremendous uncertainty surrounding corporate governance issues combined with rising tension in the Middle East and a tenuous economic recovery kept downward pressure on equity securities throughout the year.

     After three long years of negative equity returns, there are positive signs that brighter days may be ahead for stocks. First, equity valuations have fallen considerably from their lofty levels of a few years ago and now appear more in-line with historical measures. Second, the combination of low interest rates and the prospects of a stimulus package from Congress should continue to help the economy recover from the shallow recession of 2001. In fact, the economy is expected to grow a healthy 3.5 percent during 2003. Lastly, new federal regulations enacted late last year require corporate executives to certify their financial statements.
The increased scrutiny on corporate activity by the federal government, investors and shareholders should begin to repair the damage caused by last year's scandals.

     Today, the Cornerstone Stock Fund's strategy remains focused on holding stocks in large, well-established companies with positive long term growth characteristics and leadership positions within their industries. Although large capitalized growth stock returns have languished since the spring of 2000, history has shown that, over extended investment periods, they perform well compared with other equity classes.

[EDGAR REFERENCE - S&P 500 INDEX, CORNERSTONE STOCK AND CPI INDEX LINE CHART FOR 1999-2002]


AVERAGE ANNUAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2002


                                             Past 1     Past 5     Life of
                                              Year       Years       Fund
                                            --------   --------   ----------
Cornerstone Stock                            -28.63%        N/A      -11.14%
S&P 500 Index                                -22.10%        N/A       -5.65%
Consumer Price Index (CPI)                     2.43%        N/A        2.50%


Past performance should not be used to attempt to predict future performance. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

ADVANCE CAPITAL I, INC.
FINANCIAL HIGHLIGHTS
------------------------------------------------

For a Share Outstanding Throughout Each Period



                                                        EQUITY GROWTH FUND
                                              -----------------------------------------------

                                                      Years ended December 31
                                              -----------------------------------------------

                                                2002      2001      2000      1999      1998
                                              -------   -------   -------   -------   -------
Selected Per-Share Data
  Net asset value, beginning of year. . . .    $22.95    $27.13    $26.43    $20.05    $17.25
                                              -------   -------   -------   -------   -------
Loss from investment operations
  Net investment loss . . . . . . . . . . .     (0.14)    (0.16)    (0.23)    (0.14)    (0.10)

  Net realized and unrealized gain (loss)
    on investments  . . . . . . . . . . . .     (4.94)    (4.02)     2.14     10.01      2.90
                                              --------   -------   -------    ------   ------
  Total from investment operations  . . . .     (5.08)    (4.18)     1.91      9.87      2.80
                                              --------   -------   -------    ------   ------
Less distributions
  Net realized gain on investments  . . . .      0.00      0.00     (1.21)    (3.49)     0.00
                                              --------   -------   -------    ------   ------
  Total distributions . . . . . . . . . . .      0.00      0.00     (1.21)    (3.49)     0.00
                                              --------   -------   -------    ------   ------
Net asset value, end of year  . . . . . . .    $17.87    $22.95    $27.13    $26.43    $20.05
                                              ========   =======   =======   =======   ======

Total Return  . . . . . . . . . . . . . . .   -22.14%   -15.41%     7.10%    50.14%    16.23%


Ratios and Supplemental Data
  Net assets, end of year (in thousands). .   $99,120  $126,970  $136,136  $114,515   $68,061
  Ratio of expenses to average net assets .     1.01%     1.00%     1.01%     1.02%     1.02%
  Ratio of net investment loss
    to average net assets   . . . . . . . .    -0.68%    -0.69%    -0.76%    -0.63%    -0.58%
  Portfolio turnover rate   . . . . . . . .    12.03%     9.43%    18.57%    36.49%    22.34%



See Notes To Financial Statements

ADVANCE CAPITAL I, INC.
FINANCIAL HIGHLIGHTS - Continued
-------------------------------------------------

For a Share Outstanding Throughout Each Period



                                                              BOND FUND
                                             ------------------------------------------------
                                                        Years ended December 31
                                             ------------------------------------------------
                                                2002      2001      2000      1999      1998
                                             --------   -------   -------   -------   -------
Selected Per-Share Data
  Net asset value, beginning of year . . . .    $9.68     $9.52     $9.58    $10.62    $10.52
                                             --------   -------   -------   -------   -------
Income from investment operations
  Net investment income  . . . . . . . . . .     0.63      0.67      0.77      0.75      0.67

  Net realized and unrealized gain (loss)
    on investments . . . . . . . . . . . . .     0.11      0.16     (0.06)    (1.04)     0.15
                                             --------   -------   --------  -------   -------
  Total from investment operations . . . . .     0.74      0.83      0.71     (0.29)     0.82
                                             --------   -------   --------  --------  -------
Less distributions
  Net investment income  . . . . . . . . . .    (0.63)    (0.67)    (0.77)    (0.75)    (0.67)

  Net realized gain on investments . . . . .     0.00      0.00      0.00      0.00     (0.05)
                                             --------   -------   --------   -------  --------
  Total distributions  . . . . . . . . . . .    (0.63)    (0.67)    (0.77)    (0.75)    (0.72)
                                             --------   -------   --------   -------  --------
Net asset value, end of year . . . . . . . .    $9.79     $9.68     $9.52     $9.58    $10.62
                                             ========   =======   ========   =======  ========

Total Return                                     7.97%     8.87%     7.09%    -3.71%     8.12%


Ratios and Supplemental Data
  Net assets, end of year (in thousands) . .  $146,003  $114,212   $68,053   $34,362    $3,746
  Ratio of expenses to average net assets  .     0.70%     0.71%     0.70%     0.73%     0.52%
  Ratio of net investment income to average
    net assets . . . . . . . . . . . . . . .     6.55%     6.92%     7.55%     6.64%     6.35%
  Portfolio turnover rate. . . . . . . . . .    24.66%    23.85%    14.88%    32.43%    11.56%




See Notes To Financial Statements

ADVANCE CAPITAL I, INC.
FINANCIAL HIGHLIGHTS - Continued
-----------------------------------------------
For a Share Outstanding Throughout Each Period


                                                              BALANCED FUND
                                            ---------------------------------------------------
                                                         Years ended December 31
                                            ---------------------------------------------------
                                                2002      2001      2000      1999      1998
                                            ---------   --------  --------  -------   ---------
Selected Per-Share Data
  Net asset value, beginning of year. . . .    $17.38    $18.19    $17.02    $17.13    $15.69
                                            ---------   --------  --------  -------   ---------
Income from investment operations
  Net investment income . . . . . . . . . .      0.45      0.52      0.52      0.51      0.48

  Net realized and unrealized gain (loss)
    on investments  . . . . . . . . . . . .     (1.61)    (0.81)     1.18      0.87      1.56
                                            ----------  --------  --------  -------   ---------
  Total from investment operations. . . . .     (1.16)    (0.29)     1.70      1.38      2.04
                                            ----------  --------  --------  -------   ---------
Less distributions
  Net investment income . . . . . . . . . .     (0.45)    (0.52)    (0.52)    (0.51)    (0.48)

  Net realized gain on investments  . . . .      0.00      0.00     (0.01)    (0.98)    (0.12)
                                            ----------  --------  --------  --------  ---------
  Total distributions   . . . . . . . . . .     (0.45)    (0.52)    (0.53)    (1.49)    (0.60)
                                            ----------  --------  --------  --------  ---------
Net asset value, end of year. . . . . . . .    $15.77    $17.38    $18.19    $17.02    $17.13
                                            ==========  ========  ========  ========  =========

Total Return  . . . . . . . . . . . . . . .     -6.72%    -1.58%    10.13%     8.37%    13.15%


Ratios and Supplemental Data
  Net assets, end of year (in thousands). .   $223,769  $232,991  $207,677  $169,216  $125,883
  Ratio of expenses to average net assets .      0.98%     0.98%     1.00%     1.03%     1.01%
  Ratio of net investment income to average
    net assets  . . . . . . . . . . . . . .      2.77%     2.97%     2.97%     2.97%     2.92%
  Portfolio turnover rate . . . . . . . . .     14.57%    12.23%    10.26%    23.76%    11.04%




See Notes To Financial Statements

ADVANCE CAPITAL I, INC.
FINANCIAL HIGHLIGHTS - Continued
------------------------------------------------
For a Share Outstanding Throughout Each Period




                                                         RETIREMENT INCOME FUND
                                               -----------------------------------------------
                                                        Years ended December 31
                                               -----------------------------------------------
                                                2002      2001      2000      1999      1998
                                               -------  -------   -------    -------   -------
Selected Per-Share Data
  Net asset value, beginning of year . . . .    $9.56     $9.50     $9.61    $10.56    $10.65
                                               -------  -------   -------    -------   -------
Income from investment operations
  Net investment income  . . . . . . . . . .     0.64      0.68      0.71      0.71      0.73

  Net realized and unrealized gain (loss)
    on investments . . . . . . . . . . . . .     0.17      0.06     (0.11)    (0.95)    (0.08)
                                               -------  -------   --------   -------   -------
  Total from investment operations . . . . .     0.81      0.74      0.60     (0.24)     0.65
                                               -------  -------   --------   -------   -------
Less distributions
  Net investment income  . . . . . . . . . .    (0.64)    (0.68)    (0.71)    (0.71)    (0.73)

  Net realized gain on investments . . . . .     0.00      0.00      0.00      0.00     (0.01)
                                               ------   -------   --------   -------   -------
  Total distributions    . . . . . . . . . .    (0.64)    (0.68)    (0.71)    (0.71)    (0.74)
                                               ------   -------   --------   -------   -------
Net asset value, end of year . . . . . . . .    $9.73     $9.56     $9.50     $9.61    $10.56
                                               ======   =======   ========   =======   =======

Total Return . . . . . . . . . . . . . . . .    8.80%     7.95%     6.59%    -2.33%     6.33%


Ratios and Supplemental Data
  Net assets, end of year (in thousands) . .  $199,851  $200,346  $203,897  $209,791  $221,221
  Ratio of expenses to average net assets  .     0.80%     0.80%     0.79%     0.81%     0.79%
  Ratio of net investment income to average
    net assets   . . . . . . . . . . . . . .     6.70%     7.06%     7.53%     7.06%     6.87%
  Portfolio turnover rate  . . . . . . . . .    22.83%    30.76%    19.62%    17.89%    19.52%




See Notes To Financial Statements

ADVANCE CAPITAL I, INC.
FINANCIAL HIGHLIGHTS - Continued
---------------------------------------------------
For a Share Outstanding Throughout Each Period




                                                                   CORNERSTONE
                                                                    STOCK FUND
                                             ---------------------------------------------------
                                                         Years ended                Partial Year
                                                         December 31                  Ended *
                                             ---------------------------------------------------
                                                2002      2001      2000      1999   Dec. 31,1998
                                             ---------  -------   -------   -------  -----------
Selected Per-Share Data
  Net asset value, beginning of period . . .    $8.70    $10.72    $13.55    $10.46    $10.00
                                             ---------  -------   -------   -------  ----------
Income from investment operations
  Net investment income  . . . . . . . . . .     0.03      0.01      0.02      0.01      0.00

  Net realized and unrealized gain (loss)
    on investments . . . . . . . . . . . . .    (2.52)    (2.02)    (2.83)     3.09      0.46
                                             ---------  --------  --------  -------  ----------
  Total from investment operations . . . . .    (2.49)    (2.01)    (2.81)     3.10      0.46
                                             ---------  --------  --------  -------  ----------
Less distributions
  Net investment income  . . . . . . . . . .    (0.03)    (0.01)    (0.02)    (0.01)     0.00
                                             ---------  --------  --------  -------  ----------
  Total distributions    . . . . . . . . . .    (0.03)    (0.01)    (0.02)    (0.01)     0.00
                                             ---------  --------  --------  -------  ----------
Net asset value, end of period . . . . . . .    $6.18     $8.70    $10.72    $13.55    $10.46
                                             =========  ========  ========  =======  ==========

Total Return . . . . . . . . . . . . . . . .   -28.63%   -18.72%   -20.77%    29.62%     4.60%


Ratios and Supplemental Data
  Net assets, end of period (in thousands) .   $40,803   $62,266   $62,590   $52,356    $7,316
  Ratio of expenses to average net assets  .     0.72%     0.72%     0.71%     0.77%     0.66% **
  Ratio of net investment income to average
    net assets   . . . . . . . . . . . . . .     0.39%     0.16%     0.14%     0.11%     1.20% **
  Portfolio turnover rate  . . . . . . . . .    19.78%     4.01%    13.21%     7.62%     0.00%

* From December 17, 1998 (commencement of operations) to December 31, 1998.
**Annualized




See Notes To Financial Statements

ADVANCE CAPITAL I, INC. - EQUITY GROWTH FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002
---------------------------------------------------------------------




Common Stock                                    Shares       Value
---------------------------------------        ---------  -----------
ADVERTISING - 2.7%
 Catalina Marketing Corp.*                        13,000  $   240,500
 Harte-Hanks, Inc.                                28,050      523,694
 Interpublic Group Cos., Inc.                     22,080      310,886
 Lamar Advertising Co.*                           14,500      487,925
 Omnicom Group                                     9,000      581,400
 WPP Group Plc - ADR                              14,185      537,328

AEROSPACE/DEFENSE - 0.4%
 Rockwell Collins, Inc.                           15,000      348,900

AGRICULTURE - 0.4%
 Delta & Pine Land Co.                            17,000      346,970

APPAREL - 1.5%
 Coach, Inc.*                                     23,000      757,160
 Gucci Group NV - ADR                              8,000      732,800

BANKS - 4.7%
 Boston Private Financial Holdings, Inc.          23,000      456,780
 City National Corp                                9,000      395,910
 Community First Bankshares, Inc.                 26,000      687,960
 Investors Financial Services Corp.               29,000      794,310
 Northern Trust Corp.                             14,200      497,710
 Silicon Valley Bancshares*                       20,000      365,000
 State Street Corp.                               12,200      475,800
 Synovus Financial Corp.                          16,500      320,100
 UCBH Holdings, Inc.                              15,000      636,750

BIOTECHNOLOGY - 2.5%
 Amgen, Inc.*                                     12,128      586,268
 Genzyme Corp-Genl Division*                       7,500      221,775
 Human Genome Sciences, Inc.*                     21,800      192,058
 Idec Pharmaceuticals Corp.*                      18,000      597,060
 Invitrogen Corp.*                                12,200      382,226
 Millennium Pharmaceuticals, Inc.*                24,000      190,560
 Millipore Corp.*                                  4,000      136,000
 Protein Design Labs, Inc.*                       24,000      204,000

CHEMICALS - 1.8%
 Ecolab, Inc.                                     19,000      940,500
 Symyx Technologies*                              12,200      153,598
 Valspar Corp.                                    15,800      698,044

COMMERCIAL SERVICES - 9.1%
 Apollo Group, Inc.*                              21,000      924,000
 Career Education Corp.*                           7,500      300,000
 ChoicePoint, Inc.*                               25,000      987,250
 Concord EFS, Inc.*                               41,000      645,340
 Corinthian Colleges, Inc.*                        9,000      340,740
 Corporate Executive Board Co.*                    2,000       63,840
 DeVry, Inc.*                                     26,000      431,860
 Education Management Corp.*                       9,000      338,400
 Equifax, Inc.                                    19,200      444,288
 Hewitt Associates, Inc.*                          3,000       95,070
 Iron Mountain, Inc.*                             18,000      594,180
 ITT Educational Services, Inc.*                  33,000      777,150
 Manpower, Inc.                                   16,000      510,400
 Moody's Corp.                                    20,500      846,445
 Paychex, Inc.                                    15,187      423,717
 Robert Half International, Inc.*                 24,500      394,695
 Valassis Communications, Inc.*                   17,000      500,310
 Viad Corp.                                       18,100      404,535

COMPUTERS - 4.3%
 Affiliated Computer Services, Inc.*              14,000      737,100
 BISYS Group, Inc./The*                           38,000      604,200
 Cadence Design Systems, Inc.*                    13,000      153,270
 Diebold, Inc.                                     9,500      391,590
 DST Systems, Inc.*                               13,200      469,260
 Factset Research Systems, Inc.                   15,000      424,050
 Lexmark International, Inc.*                      6,000      363,000
 Network Appliance, Inc.*                         16,000      160,000
 Sungard Data Systems, Inc.*                      22,000      518,320
 Synopsys, Inc.*                                   6,400      295,360
 Veritas Software Corp.*                          12,050      188,221




See Notes To Financial Statements

ADVANCE CAPITAL I, INC. - EQUITY GROWTH FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002
---------------------------------------------------------------------




Common Stock                                     Shares      Value
---------------------------------------         --------  -----------
DIVERSIFIED FINANCIAL SERVICES - 5.8%
 Amvescap Plc - ADR                               21,250  $   267,750
 Capital One Financial Corp.                       5,100      151,572
 Charles Schwab Corp./The                         37,011      401,569
 Eaton Vance Corp.                                24,400      689,300
 Federated Investors, Inc.                        31,500      799,155
 Franklin Resources, Inc.                         20,300      691,824
 Investment Technology Group, Inc.*               11,000      245,960
 Janus Capital Group, Inc.                        15,000      196,050
 LaBranche & Co, Inc.*                            18,000      479,520
 Legg Mason, Inc.                                 13,000      631,020
 Neuberger Berman, Inc.                           10,000      334,900
 Raymond James Financial, Inc.                    13,125      388,238
 Waddell & Reed Financial, Inc.                   21,250      417,988

ELECTRICAL COMPONENTS & EQUIPMENT - 0.6%
 Littelfuse, Inc.*                                15,500      261,330
 Molex, Inc.                                      15,276      303,840

ELECTRONICS - 1.7%
 Applera Corp. - Applied Biosys. Group            11,000      192,940
 Celestica, Inc. - ADR*                            4,000       56,400
 Jabil Circuit, Inc.*                             11,000      197,120
 Mettler Toledo International, Inc.*               6,000      192,360
 Symbol Technologies, Inc.                        33,664      276,718
 Technitrol, Inc.                                 23,000      371,220
 Waters Corp.*                                    19,200      418,176

ENTERTAINMENT - 0.3%
 International Game Technology*                    4,500      341,640

FOOD - 0.5%
 Tootsie Roll Industries, Inc.                    17,238      528,862

HEALTHCARE-PRODUCTS - 6.7%
 Apogent Technologies, Inc.*                      17,000      353,600
 Arthrocare Corp.*                                21,500      211,775
 Biomet, Inc.                                     30,275      867,682
 Dentsply International, Inc.                      9,000      335,151
 Guidant Corp.*                                   17,000      524,450
 Henry Schein, Inc.*                               8,500      382,500
 Medtronic, Inc.                                   8,000      364,800
 Patterson Dental Co.*                            12,000      524,880
 Resmed, Inc.*                                    10,000      305,700
 Respironics, Inc.*                               11,000      334,741
 St Jude Medical, Inc.*                           13,000      516,360
 Stryker Corp.                                    12,500      839,000
 Techne Corp.*                                    12,000      342,816
 Varian Medical Systems, Inc.*                     6,000      297,600
 Zimmer Holdings, Inc.*                           11,500      477,480

HEALTHCARE-SERVICES - 3.8%
 Anthem, Inc.*                                     8,450      531,505
 Health Management Associates, Inc.               15,500      277,450
 Laboratory Corp of America Holdings*             14,400      334,656
 Lincare Holdings, Inc.*                          19,200      607,104
 Quest Diagnostics*                                8,500      483,650
 Renal Care Group, Inc.*                          13,500      427,140
 Unilab Corp.*                                     3,500       64,050
 WellChoice, Inc.*                                12,400      296,980
 WellPoint Health Networks*                       11,000      782,760

HOMEBUILDERS - 0.6%
 Lennar Corp.                                     11,000      567,600

HOUSEHOLD PRODUCTS/WARES - 0.4%
 Avery Dennison Corp.                              6,700      409,236

INSURANCE - 3.6%
 AMBAC Financial Group, Inc.                      14,550      818,292
 Arthur J Gallagher & Co.                         16,500      484,770
 PMI Group, Inc./The                              16,000      480,640
 Radian Group, Inc.                               21,000      780,150
 Triad Guaranty, Inc.*                            17,000      626,620
 Willis Group Holdings Ltd.*                      14,000      401,380




See Notes To Financial Statements

ADVANCE CAPITAL I, INC. - EQUITY GROWTH FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002
---------------------------------------------------------------------




Common Stock                                     Shares      Value
-------------------------------------------     --------  -----------
INTERNET - 3.9%
 Check Point Software Tech. - ADR*                19,500  $   252,915
 CNET Networks, Inc.*                             13,000       35,230
 eBay, Inc.*                                      14,000      949,480
 Internet Security Systems*                       20,000      366,600
 Network Associates, Inc.*                        26,500      426,385
 Symantec Corp.*                                  23,600      954,620
 TMP Worldwide, Inc.*                             16,500      186,615
 VeriSign, Inc.*                                  13,000      104,260
 WebEx Communications, Inc.*                      13,000      195,000
 Yahoo, Inc.*                                     23,500      384,225

LEISURE TIME - 1.8%
 Carnival Corp.                                    9,000      224,550
 Harley-Davidson, Inc.                            13,000      600,600
 Sabre Holdings Corp.*                            10,500      190,155
 USA Interactive*                                 31,500      720,090

LODGING - 0.3%
 Marriott International, Inc.                     10,000      328,700

MACHINERY-DIVERSIFIED - 0.3%
 IDEX Corp.                                        9,500      310,650

MEDIA - 5.9%
 COX Radio, Inc.*                                 18,000      410,580
 Emmis Communications Corp.*                      18,000      374,940
 Entercom Communications Corp.*                   16,000      750,720
 Hispanic Broadcasting Corp.*                     22,200      456,210
 Meredith Corp.                                   14,000      575,540
 Radio One, Inc. - Class A*                       34,000      497,080
 Radio One, Inc. - Class D*                       16,000      230,880
 Regent Communications, Inc.*                     47,500      280,725
 Salem Communications Corp.*                      23,000      574,310
 Scripps Co. (E.W.)                                5,000      384,750
 Spanish Broadcasting System*                     49,000      352,800
 Univision Communications, Inc.*                  19,200      470,400
 Westwood One, Inc.*                              13,500      504,360

MISCELLANEOUS MANUFACTURING - 2.2%
 Cuno, Inc.*                                      15,500      513,360
 Danaher Corp.                                     5,000      328,500
 Donaldson Co., Inc.                              13,000      468,000
 ITT Industries, Inc.                              6,500      394,485
 Roper Industries, Inc.                           12,500      457,500

OIL & GAS - 1.5%
 Apache Corp.                                     12,000      683,880
 Devon Energy Corp.                               11,500      527,850
 Diamond Offshore Drilling                        11,000      240,350

OIL & GAS SERVICES - 2.7%
 BJ Services Co.*                                 27,000      872,370
 Cooper Cameron Corp.*                            10,400      518,128
 Smith International, Inc.*                       25,600      835,072
 Weatherford International Ltd. - ADR*            12,335      492,537

PACKAGING & CONTAINERS - 0.6%
 Sealed Air Corp.*                                14,900      555,770

PHARMACEUTICALS - 3.4%
 Abgenix, Inc.*                                    7,000       51,590
 Allergan, Inc.                                    7,000      403,340
 AmerisourceBergen Corp.                           5,500      298,705
 Biovail Corp. - ADR*                              5,500      145,255
 Cephalon, Inc.*                                   6,900      335,809
 Express Scripts, Inc.*                            7,000      336,280
 Forest Laboratories, Inc.*                        4,500      441,990
 Gilead Sciences, Inc.*                           24,400      829,600
 Medimmune, Inc.*                                 15,000      407,550
 Vertex Pharmaceuticals, Inc.*                     5,270       83,530

REAL ESTATE - 0.7%
 Jones Lang LaSalle, Inc.*                        27,000      415,260
 Trammell Crow Co.*                               32,200      289,800




See Notes To Financial Statements

ADVANCE CAPITAL I, INC. - EQUITY GROWTH FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002
---------------------------------------------------------------------




Common Stock                                     Shares      Value
----------------------------------------        --------  -----------
RETAIL - 8.8%
 Autozone, Inc.*                                   1,000  $    70,650
 Bed Bath & Beyond, Inc.*                         27,000      932,310
 CDW Computer Centers, Inc.*                      10,000      438,500
 Cheesecake Factory (The)*                        11,000      397,650
 CVS Corp.                                         9,000      224,730
 Dollar General Corp.                             36,926      441,266
 Dollar Tree Stores, Inc.*                        18,750      460,688
 Family Dollar Stores                             27,000      842,670
 Kohl's Corp.*                                     6,600      369,270
 Men's Wearhouse, Inc.*                           14,225      243,959
 Ross Stores, Inc.                                24,000    1,017,360
 Staples, Inc.*                                   15,500      283,650
 Starbucks Corp.*                                 31,000      631,780
 Tiffany & Co.                                    25,000      597,750
 TJX Cos., Inc.                                   47,000      917,440
 Williams-Sonoma, Inc.*                           29,500      800,925

SEMICONDUCTORS - 6.3%
 Altera Corp.*                                    40,200      496,068
 Analog Devices, Inc.*                            17,000      405,790
 Applied Micro Circuits Corp.*                    30,000      110,700
 Broadcom Corp.*                                  24,000      361,440
 Intersil Corp.*                                  16,000      223,040
 Kla-Tencor Corp.*                                13,600      481,032
 Lam Research Corp.*                               8,000       86,400
 Lattice Semiconductor Corp.*                     24,000      210,480
 Linear Technology Corp.                          20,500      527,260
 Marvell Technology Group Ltd. - ADR*             10,000      188,600
 Maxim Integrated Products                        24,772      818,467
 Micrel, Inc.*                                    16,500      148,170
 Microchip Technology, Inc.                       25,057      612,644
 Microsemi Corp.*                                 11,500       70,035
 National Semiconductor Corp.*                     9,500      142,595
 Novellus Systems, Inc.*                          11,000      308,880
 Nvidia Corp.*                                     9,000      103,590
 QLogic Corp.*                                     6,000      207,060
 Semtech Corp.*                                   15,000      164,100
 Xilinx, Inc.*                                    26,200      539,720

SOFTWARE - 5.5%
 Adobe Systems, Inc.                              19,000      473,290
 Barra, Inc.*                                      9,500      288,135
 BEA Systems, Inc.*                               14,500      166,315
 BMC Software, Inc.*                              18,700      319,957
 Certegy, Inc.*                                   12,600      309,330
 Electronic Arts, Inc.*                           12,000      597,240
 Fiserv, Inc.*                                    12,000      407,400
 IMS Health, Inc.                                 28,000      448,000
 Intuit, Inc.*                                    16,600      778,872
 Mercury Interactive Corp.*                       14,000      415,100
 National Instruments Corp.*                       9,500      308,655
 NETIQ Corp.*                                      7,872       97,219
 Oracle Corp.*                                    14,000      151,200
 Peoplesoft, Inc.*                                 4,000       73,200
 SEI Investments Co.                              21,000      570,780
 Siebel Systems, Inc.*                            12,000       88,800

TELECOMMUNICATIONS - 0.3%
 JDS Uniphase Corp.*                             119,420      294,967




See Notes To Financial Statements

ADVANCE CAPITAL I, INC. - EQUITY GROWTH FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002
---------------------------------------------------------------------



                                               Principal/
Common Stock and Repurchase Agreement           Shares       Value
------------------------------------------    -----------  ----------
TEXTILES - 0.9%
 Cintas Corp.                                     20,000  $   915,000

TOYS/GAMES/HOBBIES - 0.5%
 Mattel, Inc.                                     27,625      529,019

TRANSPORTATION - 2.3%
 CH Robinson Worldwide, Inc.                      17,500      546,000
 Expeditors International Washington, Inc.        30,000      979,500
 UTI Worldwide, Inc.                              30,000      787,496

TOTAL COMMON STOCK - 99.3%
 (Cost $82,465,117)                                        98,456,558

REPURCHASE AGREEMENT - 0.3%
 Fifth Third Bank, .8%, 1/2/03,
 dated 12/31/02, with maturity value of
 $305,619 (Collateralized by Fifth Third
 Mortgage Loan Trust obligation, 0.835%,
 11/19/32, market value $314,773)              $ 305,606      305,606
                                                          -----------
TOTAL INVESTMENTS IN SECURITIES - 99.6%
 (Cost $82,770,723)                                       $98,762,164
                                                          ===========



*Securities are non-income producing
ADR - American Depositary Receipt


See Notes To Financial Statements

ADVANCE CAPITAL I, INC. - BOND FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002
------------------------------------------------------------------




                                                 S & P
                                                 Credit
                                                 Rating                           Principal
Fixed Income Securities                          (Unaudited) Coupon   Maturity    Amount       Value
-----------------------------------------       -----------  ------   --------   ----------   ------------
AEROSPACE / DEFENSE - 0.9%
  Goodrich Corp.                                        BBB   6.800   02/01/18   $  250,000   $    232,837
  Goodrich Corp.                                        BBB   6.450   04/15/08      500,000        507,739
  Lockheed Martin Corp.                                 BBB   7.650   05/01/16      500,000        617,715

AUTO MANUFACTURERS - 2.0%
  DaimlerChrysler NA Holding Corp.                     BBB+   7.750   01/18/11    1,000,000      1,142,405
  Ford Motor Co.                                        BBB   6.500   08/01/18    1,000,000        814,892
  General Motors Corp.                                  BBB   7.700   04/15/16    1,000,000      1,026,620

AUTO PARTS & EQUIPMENT - 2.3%
  American Axle & Manufacturing, Inc.                   BB-   9.750   03/01/09      500,000        536,250
  Dana Corp.                                             BB  10.125   03/15/10      750,000        759,375
  Meritor Automotive, Inc.                             BBB-   6.800   02/15/09    1,000,000        988,794
  TRW, Inc.                                            BBB-   6.250   01/15/10    1,000,000      1,004,526

BANKS - 14.1%
  ABN Amro Bank NV                                       A+   7.300   12/01/26    1,000,000      1,030,135
  Bank of America Corp.                                   A   7.800   09/15/16    1,000,000      1,246,405
  Bankers Trust Corp.                                     A   7.500   11/15/15    1,000,000      1,178,352
  Capital One Financial Corp.                           BB+   7.250   05/01/06      750,000        719,859
  Citicorp                                               A+   7.250   10/15/11    1,000,000      1,153,175
  Comerica Bank                                          A-   8.375   07/15/24      800,000        953,071
  Dresdner Bank AG                                        A   7.250   09/15/15    1,000,000      1,089,458
  Federal Home Loan Bank System                         AAA   6.000   09/11/17    1,000,000      1,018,438
  Federal Home Loan Bank System                         AAA   6.000   09/26/17    1,000,000      1,020,625
  Federal Home Loan Bank System                         AAA   6.000   10/30/17    1,000,000      1,002,813
  Federal Home Loan Bank System                         AAA   6.000   11/06/17    2,000,000      2,041,875
  First Union Institutional Capital II                 BBB+   7.850   01/01/27    1,000,000      1,063,245
  HSBC America Capital Trust II*                         A-   8.380   05/15/27    1,000,000      1,148,720
  JP Morgan Chase & Co.                                   A   6.625   03/15/12      500,000        541,908
  Mellon Capital II                                      A-   7.995   01/15/27    1,000,000      1,103,923
  National City Corp.                                    A-   6.875   05/15/19    1,000,000      1,087,621
  Royal Bank of Scotland Group Plc.                       A   6.375   02/01/11    1,113,000      1,242,813
  Santander Financial Issuances                          A-   6.375   02/15/11      750,000        733,265
  Swiss Bank Corp                                        AA   7.375   07/15/15    1,000,000      1,179,787

BEVERAGES - 0.8%
  Anheuser-Busch Cos., Inc.                              A+   7.125   07/01/17    1,000,000      1,165,331

BUILDING MATERIALS - 0.7%
  Masco Corp.                                          BBB+   6.625   04/15/18    1,000,000      1,066,310




See Notes To Financial Statements

ADVANCE CAPITAL I, INC. - BOND FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002
-------------------------------------------------------------------


                                                 S & P
                                                 Credit
                                                 Rating                           Principal
Fixed Income Securities                          (Unaudited) Coupon   Maturity    Amount       Value
-----------------------------------------        ----------  ------   --------   ----------   ------------
CHEMICALS - 0.1%
  Witco Corp.                                          BBB-   7.750   04/01/23   $  200,000   $    145,364

COMMERCIAL SERVICES - 1.6%
  Hertz Corp.                                           BBB   6.625   05/15/08      750,000        713,622
  United Rentals, Inc.                                   B+   8.800   08/15/08      750,000        598,125
  Valassis Communications, Inc.                        BBB-   6.625   01/15/09    1,050,000      1,098,981

COMPUTERS - 2.4%
  Dell Computer Corp.                                    A-   6.550   04/15/08      750,000        843,127
  Electronic Data Systems Corp.                          A-   7.125   10/15/09    1,000,000      1,027,846
  Sun Microsystems, Inc.                                BBB   7.650   08/15/09      500,000        538,192
  Unisys Corp.                                          BB+   8.125   06/01/06    1,000,000      1,042,500

COSMETICS/PERSONAL CARE - 1.5%
  Kimberly-Clark Corp.                                   AA   6.250   07/15/18    1,000,000      1,099,006
  Procter & Gamble Co.                                  AA-   7.375   03/01/23    1,025,000      1,058,436

DIVERSIFIED FINANCIAL SERVICES - 8.3%
  Associates Corp. Of N. America                        AA-   6.950   11/01/18    1,000,000      1,133,127
  Bear Stearns Cos,. Inc./The                             A   7.625   12/07/09      500,000        588,643
  Bear Stearns Cos,. Inc./The                             A   7.000   07/06/18      250,000        248,824
  Credit Suisse First Boston USA, Inc.                   A+   6.125   11/15/11      750,000        782,542
  General Electric Capital Corp.                        AAA   6.000   06/15/12    1,000,000      1,079,675
  Goldman Sachs Group, Inc.                              A+   6.600   01/15/12    1,000,000      1,104,995
  Household Finance Corp.                                A-   6.375   08/01/10    1,000,000      1,056,100
  Janus Capital Group, Inc.                            BBB+   7.000   11/01/06    1,000,000      1,008,922
  Jefferies Group, Inc.                                BBB-   7.750   03/15/12    1,000,000      1,077,452
  JP Morgan & Co., Inc.                                   A   6.250   01/15/09      650,000        694,656
  Lehman Brothers Holdings, Inc.                          A   8.500   08/01/15    1,000,000      1,251,191
  Merrill Lynch & Co, Inc.                               A+   6.875   11/15/18    1,000,000      1,103,161
  Morgan Stanley Group, Inc.                             NA   7.250   10/15/23    1,000,000      1,043,628

ELECTRIC - 7.3%
  Dominion Resources, Inc.                             BBB+   8.125   06/15/10      750,000        872,551
  Duke Energy Corp.                                       A   7.375   03/01/10      750,000        829,547
  Duquesne Light Co.                                   BBB+   7.550   06/15/25      750,000        777,904
  Exelon Corp.                                         BBB+   6.750   05/01/11      750,000        820,954
  Florida Power Corp.                                  BBB+   7.000   12/01/23      500,000        514,430
  Hydro Quebec                                          AAA   8.400   01/15/22      300,000        400,191
  Jersey Central Power & Light                         BBB+   6.750   11/01/25      500,000        472,955
  Long Island Lighting                                   A-   8.200   03/15/23      250,000        261,454




See Notes To Financial Statements

ADVANCE CAPITAL I, INC. - BOND FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002
-------------------------------------------------------------------



                                                 S & P
                                                 Credit
                                                 Rating                           Principal
Fixed Income Securities                          (Unaudited) Coupon   Maturity    Amount       Value
--------------------------------------           ----------  ------   --------   ----------   ------------
ELECTRIC - 7.3% (Continued)
  Monongahela Power Co.                                BBB-   8.375   07/01/22   $  500,000   $    475,504
  Oklahoma Gas & Electric                                A-   7.300   10/15/25      850,000        881,988
  Potomac Edison Co.                                   BBB-   7.750   02/01/23       95,000         85,004
  Potomac Electric Power                                 A-   7.375   09/15/25      500,000        532,417
  Public Service Co. of Colorado                       BBB+   8.750   03/01/22      750,000        782,763
  Public Service Electric & Gas                          A-   7.000   09/01/24    1,000,000      1,025,781
  Reliant Energy HL&P                                   BBB   9.150   03/15/21      500,000        578,887
  TXU US Holdings Co.                                   BBB   7.875   03/01/23      750,000        776,207
  Wisconsin Electric Power                                A   7.700   12/15/27      500,000        513,695

ELECTRICAL COMPONENTS & EQUIPMENT - 0.5%
  Ametek, Inc.                                          BBB   7.200   07/15/08      750,000        777,643

ELECTRONICS - 1.0%
  Flextronics International Ltd.                        BB-   9.875   07/01/10      800,000        862,000
  Koninklijke Philips Electronics NV                     A-   7.250   08/15/13      500,000        557,810

ENTERTAINMENT - 0.4%
  Speedway Motorsports, Inc.                             B+   8.500   08/15/07      500,000        520,000

ENVIRONMENTAL CONTROL - 0.5%
  Allied Waste North America                             B+  10.000   08/01/09      750,000        744,375

FOOD - 1.7%
  Archer-Daniels-Midland Co.                             A+   7.125   03/01/13    1,000,000      1,183,265
  Land O' Lakes, Inc.                                    B+   8.750   11/15/11      500,000        277,500
  Winn-Dixie Stores, Inc.                               BB+   8.875   04/01/08    1,000,000      1,022,500

FOREST PRODUCTS & PAPER - 0.7%
  Weyerhaeuser Co.                                      BBB   6.950   08/01/17      955,000      1,025,537

HEALTHCARE-SERVICES - 1.9%
  Beverly Enterprises, Inc.                              B+   9.625   04/15/09      750,000        630,000
  HCA, Inc.                                            BBB-   8.750   09/01/10      750,000        863,173
  Healthsouth Corp.                                      B+  10.750   10/01/08      750,000        633,750
  Radiologix, Inc.                                        B  10.500   12/15/08      900,000        702,000

HOME BUILDERS - 3.3%
  Beazer Homes USA ,Inc.                                 BB   8.375   04/15/12      500,000        515,000
  DR Horton, Inc.                                        BB   8.000   02/01/09      750,000        750,000
  K Hovnanian Enterprises, Inc.                           B   8.875   04/01/12      500,000        477,500




See Notes To Financial Statements

ADVANCE CAPITAL I, INC. - BOND FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002
-----------------------------------------


                                                 S & P
                                                 Credit
                                                 Rating                           Principal
Fixed Income Securities                          (Unaudited) Coupon   Maturity    Amount       Value
---------------------------------------          ----------  ------   --------   ----------   ------------
HOME BUILDERS - 3.3% (Continued)
  KB Home                                               BB-   9.500   02/15/11   $  750,000   $    795,000
  MDC Holdings Inc.                                     BB+   8.375   02/01/08      750,000        776,250
  Standard-Pacific Corp.                                 BB   8.500   06/15/07      750,000        757,500
  Toll Corp.                                            BB+   8.125   02/01/09      750,000        753,750

INSURANCE - 4.8%
  Allstate Corp./The                                     A+   7.500   06/15/13    1,000,000      1,204,159
  American General Corp.                                AAA   7.500   07/15/25    1,000,000      1,223,019
  CNA Financial Corp.                                  BBB-   6.950   01/15/18      250,000        221,749
  Lion Connecticut Holdings, Inc.                        A+   7.250   08/15/23    1,000,000      1,112,748
  Loews Corp.                                            A+   8.875   04/15/11    1,000,000      1,204,074
  MBIA Inc.                                              AA   9.375   02/15/11      750,000        939,317
  Travelers Property Casualty Corp.                      A-   7.750   04/15/26    1,000,000      1,105,073

INVESTMENT COMPANIES - 0.8%
  Barclays Bank PLC                                     AA-   7.400   12/15/09    1,000,000      1,194,348

IRON/STEEL - 0.7%
  AK Steel Corp.                                         BB   7.875   02/15/09    1,025,000      1,035,250

LEISURE TIME - 0.5%
  Royal Caribbean Cruises Ltd.                          BB+   8.250   04/01/05      750,000        720,000

LODGING - 3.9%
  Aztar Corp.                                            B+   9.000   08/15/11    1,000,000      1,025,000
  HMH Properties, Inc.                                  BB-   8.450   12/01/08      750,000        740,625
  ITT Corp.                                            BBB-   6.750   11/15/05      750,000        750,000
  Mandalay Resort Group                                 BB+   6.450   02/01/06      500,000        510,000
  Mandalay Resort Group                                 BB-  10.250   08/01/07      500,000        548,750
  Mirage Resorts, Inc.                                 BBB-   6.750   08/01/07    1,000,000      1,014,641
  Park Place Entertainment Corp.                        BB+   7.875   12/15/05      525,000        534,188
  Park Place Entertainment Corp.                        BB+   9.375   02/15/07      500,000        533,750

MACHINERY-CONSTRUCTION & MINING - 0.1%
  Caterpillar, Inc.                                      A+   9.000   04/15/06      100,000        118,112

MACHINERY-DIVERSIFIED - 1.5%
  Deere & Co.                                            A-   8.950   06/15/19    1,000,000      1,195,380
  Teekay Shipping Corp.                                 BB-   8.875   07/15/11    1,000,000      1,026,250




See Notes To Financial Statements

ADVANCE CAPITAL I, INC. - BOND FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------



                                                 S & P
                                                 Credit
                                                 Rating                           Principal
Fixed Income Securities                          (Unaudited) Coupon   Maturity    Amount       Value
---------------------------------------         -----------  ------   --------   ----------   ------------
MEDIA - 3.9%
  AMFM, Inc.                                           BBB-   8.000   11/01/08   $  500,000   $    545,625
  Charter Communications Holdings,LLC.                 CCC+   8.625   04/01/09      500,000        222,500
  Knight-Ridder, Inc.                                     A   9.875   04/15/09       50,000         63,911
  Lenfest Communications, Inc.                          BBB   8.250   02/15/08      900,000        944,535
  News America Holdings                                BBB-   8.000   10/17/16    1,000,000      1,124,302
  Paramount Communications, Inc.                         A-   7.500   07/15/23    1,000,000      1,050,831
  Rogers Communications, Inc.                           BB-   8.875   07/15/07      750,000        716,250
  Time Warner, Inc.                                    BBB+   7.250   10/15/17    1,000,000      1,038,924

MINING - 0.7%
  Alcoa, Inc.                                             A   6.500   06/15/18    1,000,000      1,088,166

MISCELLANEOUS MANUFACTURING - 1.1%
  Eaton Corp.                                            A-   8.100   08/15/22      500,000        604,313
  Norsk Hydro ASA                                         A   9.000   04/15/12      750,000        975,204

MORTGAGE BACKED - 6.9%
  Ginnie Mae                                                  6.500   02/20/31    1,348,350      1,406,879
  Ginnie Mae                                                  6.500   07/20/31    2,264,677      2,362,981
  Ginnie Mae                                                  6.500   08/20/31    2,774,711      2,895,156
  Ginnie Mae                                                  6.500   09/20/31    1,975,666      2,061,426
  Ginnie Mae                                                  6.500   04/20/32    1,257,890      1,312,513

NATURAL GAS - 0.3%
  Amerigas Partners                                      A+  10.125   04/15/07      425,000        446,250

OIL & GAS - 5.7%
  Burlington Resources, Inc.                           BBB+   8.200   03/15/25      750,000        938,966
  ConocoPhillips                                         A-   7.125   03/15/28    1,000,000      1,062,867
  Forest Oil Corp.                                       BB   8.000   06/15/08      750,000        791,250
  Kerr-McGee Corp.                                      BBB   7.000   11/01/11      700,000        704,014
  Louisiana Land & Exploration                         BBB+   7.650   12/01/23      750,000        862,862
  Magnum Hunter Resources Inc.                           B+  10.000   06/01/07      750,000        783,750
  Noble Corp.                                            A-   7.500   03/15/19    1,000,000      1,130,421
  Parker Drilling Co.                                    B+  10.125   11/15/09      850,000        875,500
  Pride International, Inc.                              BB   9.375   05/01/07      750,000        783,750
  Tesoro Petroleum Corp.                                  B   9.000   07/01/08      500,000        330,000




See Notes To Financial Statements

ADVANCE CAPITAL I, INC. - BOND FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002
------------------------------------------


                                                 S & P
                                                 Credit
                                                 Rating                           Principal
Fixed Income Securities                          (Unaudited) Coupon   Maturity    Amount       Value
----------------------------------------         ----------  ------   --------    ---------   ------------
PIPELINES - 0.4%
  Columbia Energy Group                                 BBB   7.320   11/28/10   $  500,000   $    519,796

RETAIL - 3.6%
  May Department Stores Co./The                           A   8.300   07/15/26    1,000,000      1,123,606
  McDonald's Corp.                                        A   7.310   09/15/27    1,000,000      1,124,163
  Michaels Stores, Inc.                                  BB   9.250   07/01/09      800,000        844,000
  Toys R US, Inc.                                       BBB   6.875   08/01/06      650,000        648,159
  Yum! Brands, Inc.                                      BB   7.650   05/15/08      750,000        787,500
  Zale Corp.                                           BBB-   8.500   10/01/07      750,000        750,000

SAVINGS & LOANS - 0.8%
  Washington Mutual, Inc.                               BBB   8.250   04/01/10    1,000,000      1,191,003

SEMICONDUCTORS - 1.3%
  Applied Materials, Inc.                                A-   7.125   10/15/17    1,000,000      1,143,071
  Fairchild Semiconductor International, Inc.             B  10.375   10/01/07      750,000        787,500

SOFTWARE - 0.8%
  Computer Associates International, Inc.              BBB+   6.500   04/15/08      500,000        473,750
  Oracle Corp.                                           A-   6.910   02/15/07      600,000        671,054

TELECOMMUNICATIONS - 5.7%
  Bell Canada                                             A   9.500   10/15/10    1,000,000      1,159,078
  COX Communications, Inc.                              BBB   6.400   08/01/08      700,000        733,201
  Deutsche Telekom International Finance BV            BBB+   8.500   06/15/10      750,000        863,801
  Echostar DBS Corp.                                     B+   9.375   02/01/09      750,000        793,125
  GCI, Inc.                                              B+   9.750   08/01/07      750,000        600,000
  GTE Corp.                                              A+   7.830   05/01/23    1,000,000      1,053,561
  Motorola, Inc.                                        BBB   7.625   11/15/10      500,000        511,875




See Notes To Financial Statements

ADVANCE CAPITAL I, INC. - BOND FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002
-------------------------------------------------------------------



                                                 S & P
                                                 Credit
Fixed Income Securities and                      Rating                           Principal
Repurchase Agreement                             (Unaudited) Coupon   Maturity    Amount       Value
-------------------------------------------     -----------  ------   --------   ----------   ------------
TELECOMMUNICATIONS - 5.7% (Continued)
  New York Telephone Co.                                 A+   7.250   02/15/24   $  500,000   $    515,418
  Ohio Bell Telephone Co.                               AA-   7.850   12/15/22    1,000,000      1,044,744
  Rogers Cantel, Inc.                                   BB-   8.800   10/01/07      500,000        420,000
  Sprint Capital Corp.                                 BBB-   6.900   05/01/19      750,000        615,000

TRANSPORTATION - 1.8%
  Burlington Northern, Inc.                            BBB+   8.750   02/25/22      500,000        613,293
  FedEx Corp.                                          BBB+   8.760   05/22/15      750,000        835,313
  Offshore Logistics, Inc.                               BB   7.875   01/15/08      800,000        744,000
  Stagecoach Group PLC                                 BBB-   8.625   11/15/09      500,000        482,000
                                                                                               -----------
TOTAL FIXED-INCOME SECURITIES - 97.3%
  (Cost $136,469,986)                                                                          142,110,772

REPURCHASE AGREEMENT - 1.2%
  Fifth Third Bank, .8%, 1/2/03,
  dated 12/31/02, with maturity value of
  $1,730,900 (Collateralized by $1,695,614
  Federal Home Loan Corp. obligation, 6.5%,
  12/1/29, market value $1,782,748)                                               1,730,823      1,730,823
                                                                                               -----------
TOTAL INVESTMENTS IN SECURITIES - 98.5%
  (Cost $138,200,809)                                                                         $143,841,595
                                                                                              ============



* Security exempt from registration under Rule 144A of the Securities Act of 1933


See Notes To Financial Statements

ADVANCE CAPITAL I, INC. - BALANCED FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002
-----------------------------------------------------------------------



Common Stock                                       Shares     Value
-----------------------------------------         -------  ------------
ADVERTISING - 0.9%
  Catalina Marketing Corp.*                         6,500  $    120,250
  Harte-Hanks, Inc.                                13,000       242,710
  Interpublic Group Cos., Inc.                     10,220       143,898
  Lamar Advertising Co.*                            6,700       225,455
  Omnicom Group                                    15,000       969,000
  WPP Group Plc - ADR                               7,089       268,531

AEROSPACE / DEFENSE - 0.9%
  Boeing Co./The                                   15,640       515,964
  General Dynamics Corp.                            5,700       452,409
  Lockheed Martin Corp.                             8,000       462,000
  Rockwell Collins, Inc.                            7,200       167,472
  United Technologies Corp.                         6,900       427,386

AGRICULTURE - 0.7%
  Delta & Pine Land Co.                             8,000       163,280
  Philip Morris Cos., Inc.                         25,900     1,049,727
  UST, Inc.                                        11,500       384,445

AIRLINES - 0.1%
  Southwest Airlines Co.                           21,000       291,900

APPAREL - 0.3%
  Coach, Inc.*                                     10,000       329,200
  Gucci Group NV - ADR                              2,800       256,480

BANKS - 4.4%
  Bank of America Corp.                            22,813     1,587,100
  Bank of New York Co., Inc./The                   35,800       857,768
  BB&T Corp.                                        7,000       258,930
  Boston Private Financial Holdings, Inc.          11,000       218,460
  City National Corp/CA                             4,100       180,359
  Community First Bankshares, Inc.                 12,000       317,520
  Fifth Third Bancorp                               8,000       468,400
  First Tennessee National Corp.                   11,600       416,904
  FleetBoston Financial Corp.                      17,016       413,489
  Investors Financial Services Corp.               12,500       342,375
  M&T Bank Corp.                                    4,000       317,400
  Mellon Financial Corp.                           29,800       778,078
  Mercantile Bankshares Corp.                       7,000       270,130
  Northern Trust Corp.                              6,400       224,320
  Silicon Valley Bancshares*                        9,500       173,375
  State Street Corp.                                6,300       245,700
  SunTrust Banks, Inc.                              4,000       227,680
  Synovus Financial Corp.                           7,500       145,500
  UCBH Holdings, Inc.                               6,000       254,700
  US Bancorp                                       30,228       641,438
  Wells Fargo & Co.                                25,130     1,177,843
  Wilmington Trust Corp.                           11,000       348,480

BEVERAGES - 1.2%
  Anheuser-Busch Cos., Inc.                        10,000       484,000
  Brown-Forman Corp.                                4,000       261,440
  Coca-Cola Co./The                                15,500       679,520
  Diageo Plc - ADR                                  6,800       297,840
  PepsiCo, Inc.                                    21,100       890,842

BIOTECHNOLOGY - 0.6%
  Amgen, Inc.*                                      4,272       206,509
  Genzyme Corp-Genl Division*                       4,000       118,280
  Human Genome Sciences, Inc.*                     10,300        90,743
  Idec Pharmaceuticals Corp.*                       8,500       281,945
  Invitrogen Corp.*                                 6,000       187,980
  Millennium Pharmaceuticals, Inc.*                11,000        87,340
  Millipore Corp.*                                  6,000       204,000
  Protein Design Labs, Inc.*                       10,000        85,000

CHEMICALS - 1.3%
  Dow Chemical Co./The                             22,983       682,595
  Du Pont EI de Nemours & Co.                      11,000       466,400
  Ecolab, Inc.                                      7,800       386,100
  Engelhard Corp.                                  10,000       223,500
  Ferro Corp.                                      11,000       268,730
  Rohm & Haas Co.                                  10,000       324,800
  Sherwin-Williams Co./The                          7,500       211,875
  Symyx Technologies*                               4,800        60,432
  Valspar Corp.                                     6,600       291,588




See Notes To Financial Statements

ADVANCE CAPITAL I, INC. - BALANCED FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002
-----------------------------------------------------------------------




Common Stock                                       Shares     Value
-------------------------------------------       -------  ------------
COMMERCIAL SERVICES - 2.0%
  Apollo Group, Inc.*                              10,000  $    440,000
  Career Education Corp.*                           3,500       140,000
  ChoicePoint, Inc.*                               11,166       440,945
  Concord EFS, Inc.*                               18,500       291,190
  Corinthian Colleges, Inc.*                        4,000       151,440
  Corporate Executive Board Co.*                    1,000        31,920
  DeVry, Inc.*                                     11,700       194,337
  Education Management Corp.*                       4,500       169,200
  Equifax, Inc.                                     9,000       208,260
  Hewitt Associates, Inc.*                          1,000        31,690
  Iron Mountain, Inc.*                              8,250       272,333
  ITT Educational Services, Inc.*                  13,400       315,570
  Manpower, Inc.                                    7,500       239,250
  McKesson Corp.                                    8,000       216,240
  Moody's Corp.                                    10,700       441,803
  Paychex, Inc.                                     7,593       211,845
  Robert Half International, Inc.*                 11,000       177,210
  Valassis Communications, Inc.*                    8,400       247,212
  Viad Corp.                                        8,400       187,740

COMPUTERS - 1.6%
  Affiliated Computer Services, Inc.*               6,000       315,900
  BISYS Group, Inc./The*                           16,000       254,400
  Cadence Design Systems, Inc.*                     5,700        67,203
  Dell Computer Corp.*                              8,500       227,290
  Diebold, Inc.                                     4,400       181,368
  DST Systems, Inc.*                                6,000       213,300
  Factset Research Systems, Inc.                    7,500       212,025
  International Business Machines Corp.            17,500     1,356,250
  Lexmark International, Inc.*                      3,000       181,500
  Network Appliance, Inc.*                          7,100        71,000
  Sungard Data Systems, Inc.*                      10,000       235,600
  Synopsys, Inc.*                                   3,000       138,450
  Veritas Software Corp.*                           5,000        78,100

COSMETICS/PERSONAL CARE - 1.4%
  Avon Products, Inc.                              12,500       673,375
  Colgate-Palmolive Co.                             6,500       340,795
  Gillette Co./The                                 14,000       425,040
  Kimberly-Clark Corp.                             14,000       664,580
  Procter & Gamble Co.                             12,400     1,065,656

DIVERSIFIED FINANCIAL SERVICES - 4.6%
  AG Edwards, Inc.                                  7,000       230,720
  American Express Co.                             15,000       530,250
  Amvescap Plc - ADR                                9,750       122,850
  Capital One Financial Corp.                       2,500        74,300
  Charles Schwab Corp./The                         16,337       177,257
  Citigroup, Inc.                                  57,044     2,007,378
  Eaton Vance Corp.                                11,000       310,750
  Fannie Mae                                       23,300     1,498,889
  Federated Investors, Inc.                        12,500       317,125
  Franklin Resources, Inc.                          9,400       320,352
  Freddie Mac                                      14,500       856,225
  Goldman Sachs Group, Inc.                         7,200       490,320
  Investment Technology Group, Inc.*                5,000       111,800
  Janus Capital Group, Inc.                         9,000       117,630
  JP Morgan Chase & Co.                            30,070       721,680
  LaBranche & Co, Inc.*                             8,600       229,104
  Legg Mason, Inc.                                  6,600       320,364
  Merrill Lynch & Co., Inc.                        11,800       447,810
  Morgan Stanley                                   13,000       518,960
  Neuberger Berman, Inc.                            4,500       150,705
  Raymond James Financial, Inc.                     6,000       177,480
  SLM Corp.                                         3,500       363,510
  Waddell & Reed Financial, Inc.                   10,000       196,700




See Notes To Financial Statements

ADVANCE CAPITAL I, INC. - BALANCED FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002
-----------------------------------------------------------------------




Common Stock                                       Shares     Value
-----------------------------------------         -------  ------------
ELECTRIC - 1.6%
  Consolidated Edison, Inc.                         8,400  $    359,688
  Dominion Resources, Inc.                          7,000       384,300
  Duke Energy Corp.                                15,000       293,100
  Entergy Corp.                                     9,000       410,310
  Exelon Corp.                                     10,625       560,681
  FirstEnergy Corp.                                 6,888       227,097
  FPL Group, Inc.                                   4,000       240,520
  Hawaiian Electric Industries                      7,100       312,258
  Progress Energy, Inc.                             7,000       303,450
  Southern Co./The                                 14,000       397,460

ELECTRICAL COMPONENTS & EQUIPMENT- 0.5%
  Belden, Inc.                                     16,000       243,520
  Emerson Electric Co.                             12,500       635,625
  Littelfuse, Inc.*                                 6,500       109,590
  Molex, Inc.                                       7,160       142,412

ELECTRONICS- 0.4%
  Applera Corp. - Applied Biosys. Group             5,000        87,700
  AVX Corp.                                        18,000       176,400
  Celestica, Inc. - ADR*                            2,000        28,200
  Jabil Circuit, Inc.*                              4,500        80,640
  Mettler Toledo International, Inc.*               3,000        96,180
  Symbol Technologies, Inc.                        15,187       124,837
  Technitrol, Inc.                                  9,000       145,260
  Waters Corp.*                                     8,500       185,130

ENTERTAINMENT- 0.1%
  International Game Technology*                    2,000       151,840

ENVIRONMENTAL CONTROL- 0.1%
  Waste Management, Inc.                           14,000       320,880

FOOD - 0.9%
  General Mills, Inc.                              14,800       694,860
  Hershey Foods Corp.                               5,800       391,152
  Kellogg Co.                                       7,000       239,890
  Tootsie Roll Industries, Inc.                     7,781       238,721
  WM Wrigley Jr Co.                                 8,000       439,040

FOREST PRODUCTS & PAPER - 0.3%
  International Paper Co.                          13,000       454,610
  Weyerhaeuser Co.                                  6,400       314,944

HEALTHCARE-PRODUCTS - 1.9%
  Apogent Technologies, Inc.*                       7,000       145,600
  Arthrocare Corp.*                                 9,800        96,530
  Baxter International, Inc.                       12,000       336,000
  Biomet, Inc.                                     13,250       379,745
  Dentsply International, Inc.                      4,000       148,956
  Guidant Corp.*                                    7,500       231,375
  Henry Schein, Inc.*                               4,500       202,500
  Hillenbrand Industries, Inc.                      5,500       265,705
  Johnson & Johnson                                13,000       698,230
  Medtronic, Inc.                                   2,500       114,000
  Patterson Dental Co.*                             5,500       240,570
  Resmed, Inc.*                                     4,600       140,622
  Respironics, Inc.*                                5,000       152,155
  St Jude Medical, Inc.*                            6,000       238,320
  Stryker Corp.                                     6,200       416,144
  Techne Corp.*                                     6,000       171,408
  Varian Medical Systems, Inc.*                     2,500       124,000
  Zimmer Holdings, Inc.*                            6,000       249,120




See Notes To Financial Statements

ADVANCE CAPITAL I, INC. - BALANCED FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002
-----------------------------------------------------------------------




Common Stock                                       Shares     Value
--------------------------------------------      -------  ------------
HEALTHCARE-SERVICES - 0.8%
  Anthem, Inc.*                                     3,800  $    239,020
  Health Management Associates, Inc.                7,200       128,880
  Laboratory Corp of America Holdings*              6,800       158,032
  Lincare Holdings, Inc.*                           9,000       284,580
  Quest Diagnostics*                                4,000       227,600
  Renal Care Group, Inc.*                           6,500       205,660
  Unilab Corp.*                                       500         9,150
  WellChoice, Inc.*                                 5,700       136,515
  WellPoint Health Networks*                        5,100       362,916

HOME BUILDERS - 0.1%
  Lennar Corp.                                      4,500       232,200

HOUSEHOLD PRODUCTS/WARES - 0.2%
  Avery Dennison Corp.                              3,700       225,996
  Clorox Co.                                        5,500       226,875

INSURANCE - 2.7%
  Aflac, Inc.                                      15,600       469,872
  AMBAC Financial Group, Inc.                       7,300       410,552
  American International Group                     24,580     1,421,954
  Arthur J Gallagher & Co.                          7,500       220,350
  Cincinnati Financial Corp.                        7,000       262,850
  Hartford Financial Services Group, Inc.           4,000       181,720
  Marsh & McLennan Cos, Inc.                       17,200       794,812
  MBIA, Inc.                                       10,750       471,495
  MGIC Investment Corp.                             7,800       322,140
  PMI Group, Inc./The                               7,500       225,300
  Progressive Corp./The                             9,000       446,670
  Radian Group, Inc.                                8,400       312,060
  Triad Guaranty, Inc.*                             8,000       294,880
  Willis Group Holdings Ltd.*                       7,000       200,690

INTERNET - 0.8%
  Check Point Software Tech. - ADR*                 9,000       116,730
  CNET Networks, Inc.*                              4,500        12,195
  eBay, Inc.*                                       5,200       352,664
  Internet Security Systems*                        9,400       172,302
  Network Associates, Inc.*                        12,500       201,125
  Symantec Corp.*                                  10,500       424,725
  TMP Worldwide, Inc.*                              8,500        96,135
  VeriSign, Inc.*                                   5,500        44,110
  WebEx Communications, Inc.*                       5,500        82,500
  Yahoo, Inc.*                                     11,000       179,850

IRON/STEEL - 0.1%
  Nucor Corp.                                       6,800       280,840

LEISURE TIME - 0.5%
  Brunswick Corp.                                  14,000       278,040
  Carnival Corp.                                    4,000        99,800
  Harley-Davidson, Inc.                             6,500       300,300
  Sabre Holdings Corp.*                             5,000        90,550
  USA Interactive*                                 14,600       333,756

LODGING - 0.1%
  Marriott International, Inc.                      5,000       164,350

MACHINERY-CONSTRUCTION & MINING - 0.1%
  Caterpillar, Inc.                                 3,600       164,592

MACHINERY-DIVERSIFIED - 0.3%
  Dover Corp.                                      13,700       399,492
  IDEX Corp.                                        5,000       163,500

MEDIA - 3.2%
  AOL Time Warner, Inc.*                           57,300       750,630
  Clear Channel Communications, Inc.*              18,968       707,317
  COX Radio, Inc.*                                  8,500       193,885
  Dow Jones & Co., Inc.                            10,000       432,300
  Emmis Communications Corp.*                       8,200       170,806
  Entercom Communications Corp.*                    7,300       342,516
  Gannett Co., Inc                                  4,800       344,640
  Hispanic Broadcasting Corp.*                     10,700       219,885
  McGraw-Hill Cos., Inc./The                       14,000       846,160
  Meredith Corp.                                    6,700       275,437




See Notes To Financial Statements

ADVANCE CAPITAL I, INC. - BALANCED FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002
-----------------------------------------------------------------------




Common Stock                                       Shares     Value
--------------------------------------------      -------  ------------
MEDIA - 3.2% (Continued)
  Radio One, Inc. - Class A*                        3,300  $     48,246
  Radio One, Inc. - Class D*                       18,100       261,183
  Regent Communications, Inc.*                     20,500       121,155
  Salem Communications Corp. *                     10,500       262,185
  Scripps Co. (E.W.)                                2,500       192,375
  Spanish Broadcasting System*                     23,000       165,600
  Univision Communications, Inc.*                   9,100       222,950
  Viacom, Inc.*                                    16,994       692,675
  Walt Disney Co.                                  39,000       636,090
  Westwood One, Inc.*                               6,400       239,104

METAL FABRICATING/HARDWARE - 0.1%
  Kaydon Corp.                                      8,500       180,285

MINING - 0.2%
  Alcoa, Inc.                                      23,000       523,940

MISCELLANEOUS MANUFACTURING - 2.7%
  3M Co.                                           10,300     1,269,990
  Actuant Corp.*                                    6,000       278,700
  Cuno, Inc.*                                       7,000       231,840
  Danaher Corp.                                     3,000       197,100
  Donaldson Co., Inc.                               6,000       216,000
  General Electric Co.                             98,000     2,386,300
  Honeywell International, Inc.                    15,500       372,000
  Illinois Tool Works, Inc.                         9,500       616,170
  ITT Industries, Inc.                              3,000       182,070
  Roper Industries, Inc.                            6,000       219,600

OFFICE FURNISHINGS - 0.1%
  HON Industries, Inc.                             10,300       291,284

OFFICE/BUSINESS EQUIPMENT - 0.2%
  Pitney Bowes, Inc.                               13,000       424,580

OIL & GAS - 3.0%
  Apache Corp.                                      6,720       382,973
  BP PLC - ADR                                     28,492     1,158,200
  ChevronTexaco Corp.                              21,771     1,447,336
  Devon Energy Corp.                                5,500       252,450
  Diamond Offshore Drilling                         5,500       120,175
  Exxon Mobil Corp.                                71,102     2,484,304
  Royal Dutch Petroleum Co. - ADR                  21,100       928,822

OIL & GAS SERVICES - 1.0%
  Baker Hughes, Inc.                               17,000       547,230
  BJ Services Co.*                                 11,300       365,103
  Cooper Cameron Corp.*                             4,400       219,208
  Schlumberger Ltd.                                14,680       617,881
  Smith International, Inc.*                       11,600       378,392
  Weatherford International Ltd. - ADR*             5,300       211,629

PACKAGING & CONTAINERS - 0.1%
  Sealed Air Corp.*                                 6,500       242,450

PHARMACEUTICALS - 4.6%
  Abbott Laboratories                              18,375       735,000
  Abgenix, Inc.*                                    2,500        18,425
  Allergan, Inc.                                    3,400       195,908
  AmerisourceBergen Corp.                           2,500       135,775
  AstraZeneca Plc - ADR                            14,500       508,805
  Biovail Corp. - ADR*                              3,000        79,230
  Bristol-Myers Squibb Co.                         21,000       486,150
  Cephalon, Inc.*                                   3,500       170,338
  Eli Lilly & Co.                                  10,000       635,000
  Express Scripts, Inc.*                            3,000       144,120
  Forest Laboratories, Inc.*                        3,000       294,660
  Gilead Sciences, Inc.*                           10,800       367,200
  GlaxoSmithKline plc - ADR                        30,500     1,142,530
  Medimmune, Inc.*                                  7,100       192,907
  Merck & Co., Inc.                                29,500     1,669,995
  Pfizer, Inc.                                     26,125       798,641
  Pharmacia Corp.                                  12,115       506,407
  Schering-Plough Corp.                            47,500     1,054,500
  Vertex Pharmaceuticals, Inc.*                     2,050        32,493
  Wyeth                                            32,300     1,208,020




See Notes To Financial Statements

ADVANCE CAPITAL I, INC. - BALANCED FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002
-----------------------------------------------------------------------




Common Stock                                       Shares     Value
------------------------------------------         ------  ------------
REAL ESTATE - 0.1%
  Jones Lang LaSalle, Inc.*                        12,500  $    192,250
  Trammell Crow Co.*                               15,500       139,500

REAL ESTATE INVESTMENT TRUSTS - 1.5%
  Archstone-Smith Trust                            16,000       376,640
  Boston Properties, Inc.                           7,000       258,020
  CarrAmerica Realty Corp.                          7,000       175,350
  Duke Realty Corp.                                11,200       285,040
  Equity Office Properties Trust                   17,000       424,660
  Equity Residential                               14,000       344,120
  Prologis                                         13,500       339,525
  Rouse Co./The                                    10,800       342,360
  Simon Property Group, Inc.                       12,900       439,503
  Weingarten Realty Investors                       7,800       287,508

RETAIL - 2.4%
  Bed Bath & Beyond, Inc.*                         14,500       500,685
  CDW Computer Centers, Inc.*                       4,500       197,325
  Cheesecake Factory (The)*                         5,500       198,825
  CVS Corp.                                         3,900        97,383
  Dollar General Corp.                             17,057       203,831
  Dollar Tree Stores, Inc.*                         8,800       216,216
  Family Dollar Stores                             12,000       374,520
  Home Depot, Inc.                                 24,500       588,490
  Kohl's Corp.*                                     2,000       111,900
  McDonald's Corp.                                 13,500       217,080
  Men's Wearhouse, Inc.*                            6,250       107,188
  Outback Steakhouse, Inc.                         10,000       344,400
  Ross Stores, Inc.                                10,000       423,900
  Staples, Inc.*                                    6,300       115,290
  Starbucks Corp.*                                 16,000       326,080
  Target Corp.                                     12,000       360,000
  Tiffany & Co.                                    11,200       267,792
  TJX Cos., Inc.                                   19,500       380,640
  Williams-Sonoma, Inc.*                           13,500       366,525

SEMICONDUCTORS - 1.8%
  Altera Corp.*                                    18,500       228,290
  Analog Devices, Inc.*                             8,300       198,121
  Applied Materials, Inc.*                         18,000       234,540
  Applied Micro Circuits Corp.*                    12,000        44,280
  Broadcom Corp.*                                  11,000       165,660
  Intel Corp.                                      36,000       560,520
  Intersil Corp.*                                   7,000        97,580
  Kla-Tencor Corp.*                                 6,500       229,905
  Lam Research Corp.*                               3,000        32,400
  Lattice Semiconductor Corp.*                      9,700        85,069
  Linear Technology Corp.                           9,300       239,196
  Marvell Technology Group Ltd. - ADR*              4,500        84,870
  Maxim Integrated Products                        12,057       398,363
  Micrel, Inc.*                                     6,600        59,268
  Microchip Technology, Inc.                       11,312       276,578
  Microsemi Corp.*                                  5,000        30,450
  National Semiconductor Corp.*                     3,800        57,038
  Novellus Systems, Inc.*                           5,000       140,400
  Nvidia Corp.*                                     4,000        46,040
  QLogic Corp.*                                     3,000       103,530
  Semtech Corp.*                                    6,500        71,110
  Texas Instruments, Inc.                          34,400       516,344
  Xilinx, Inc.*                                    11,900       245,140

SOFTWARE - 2.2%
  Adobe Systems, Inc.                               9,300       231,663
  Automatic Data Processing                        11,000       431,750
  Barra, Inc.*                                      4,250       128,903
  BEA Systems, Inc.*                                6,000        68,820
  BMC Software, Inc.*                               9,000       153,990
  Certegy, Inc.*                                    5,500       135,025
  Computer Associates International, Inc.          25,000       337,500
  Dun & Bradstreet Corp.*                           7,850       270,747
  Electronic Arts, Inc.*                            5,000       248,850
  First Data Corp.                                 20,000       708,200
  Fiserv, Inc.*                                     5,750       195,213
  IMS Health, Inc.                                 12,700       203,200
  Intuit, Inc.*                                     6,600       309,672
  Mercury Interactive Corp.*                        7,000       207,550
  Microsoft Corp.*                                 12,800       661,760
  National Instruments Corp.*                       4,700       152,703
  NETIQ Corp.*                                      3,728        46,041
  Oracle Corp.*                                     4,000        43,200




See Notes To Financial Statements

ADVANCE CAPITAL I, INC. - BALANCED FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002
-----------------------------------------------------------------------




Common Stock                                       Shares     Value
----------------------------------------          -------  ------------
SOFTWARE - 2.2% (Continued)
  Peoplesoft, Inc.*                                 2,000  $     36,600
  SEI Investments Co.                               9,500       258,210
  Siebel Systems, Inc.*                             6,000        44,400

TELECOMMUNICATIONS - 2.7%
  Alltel Corp.                                     11,786       601,086
  BellSouth Corp.                                  38,000       983,060
  CenturyTel, Inc.                                 11,500       337,870
  Cisco Systems, Inc.*                             34,000       445,400
  JDS Uniphase Corp.*                              54,600       134,862
  SBC Communications, Inc.                         53,896     1,461,121
  Verizon Communications, Inc.                     55,950     2,168,063

TEXTILES - 0.2%
  Cintas Corp.                                      8,300       379,725

TOYS/GAMES/HOBBIES - 0.1%
  Mattel, Inc.                                     13,125       251,344

TRANSPORTATION - 0.7%
  CH Robinson Worldwide, Inc.                       8,500       265,200
  Expeditors International Washington, Inc.        14,000       457,100
  United Parcel Service, Inc.                       7,500       473,100
  UTI Worldwide, Inc.                              13,500       354,375

WATER - 0.2%
  American Water Works Co., Inc.                   10,500       477,537
                                                           ------------
TOTAL COMMON STOCK - 58.6%
  (Cost $115,038,828)                                      $131,159,624
                                                           ------------


*Securities are non-income producing
ADR - American Depositary Receipts

See Notes To Financial Statements

ADVANCE CAPITAL I, INC. - BALANCED FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------




                                                  S & P
                                                  Credit
                                                  Rating                          Principal
Fixed Income Securities                           (Unaudited) Coupon   Maturity   Amount       Value
--------------------------------------------     -----------  ------   --------   ----------   ------------
AEROSPACE/DEFENSE - 0.4%
   Goodrich Corp.                                 BBB          6.800   02/01/18   $1,000,000   $    931,349

AUTO MANUFACTURERS - 1.3%
   DaimlerChrysler NA Holding Corp.               BBB+         7.300   01/15/12    1,000,000      1,122,149
   Ford Motor Co.                                 BBB          6.500   08/01/18    1,000,000        814,892
   General Motors Corp.                           BBB          7.700   04/15/16    1,000,000      1,026,620

AUTO PARTS & EQUIPMENT - 0.3%
   TRW, Inc.                                      BBB-         6.250   01/15/10      750,000        753,395

BANKS - 5.5%
   ABN Amro Bank NV                               A+           7.300   12/01/26    1,000,000      1,030,135
   Bank of America Corp.                          A            7.750   08/15/15    1,250,000      1,537,600
   Bank One Corp.                                 A-          10.000   08/15/10      750,000        992,241
   Chase Manhattan Corp.                          A            6.750   08/15/08    1,000,000      1,109,375
   Comerica Bank                                  A-           7.125   12/01/13    1,050,000      1,160,744
   Federal Home Loan Bank System                  AAA          6.150   09/05/17    1,500,000      1,530,938
   Republic New York Corp.                        A            7.000   03/22/11      500,000        565,143
   Royal Bank of Scotland Group Plc.              A            6.375   02/01/11    1,000,000      1,116,633
   Santander Financial Issuances                  A-           6.375   02/15/11    1,000,000        977,686
   Swiss Bank Corp                                AA           7.375   07/15/15    1,000,000      1,179,787
   Wachovia Corp.                                 A-           6.375   02/01/09    1,000,000      1,112,986

BEVERAGES - 0.5%
   Anheuser-Busch Cos., Inc.                      A+           7.125   07/01/17    1,000,000      1,165,331

CHEMICALS - 0.6%
   Dow Capital BV                                 A            8.700   05/15/22      550,000        570,777
   Witco Corp.                                    BBB-         6.125   02/01/06      500,000        473,480
   Witco Corp.                                    BBB-         7.750   04/01/23      500,000        363,410

COMMERICAL SERVICES - 0.4%
   Hertz Corp.                                    BBB          6.625   05/15/08    1,000,000        951,496

COMPUTERS - 0.6%
   International Business Machines Corp.          A+           8.375   11/01/19    1,000,000      1,262,839



See Notes To Financial Statements

ADVANCE CAPITAL I, INC. - BALANCED FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002
---------------------------------------------------------------------




                                                  S & P
                                                  Credit
                                                  Rating                          Principal
Fixed Income Securities                           (Unaudited) Coupon   Maturity   Amount       Value
-----------------------------------------         ----------  ------   --------   ----------   ------------
COSMETICS/PERSONAL CARE - 1.1%
   Kimberly-Clark Corp.                           AA           6.250   07/15/18   $1,000,000   $  1,099,006
   Procter & Gamble Co.                           AA-          7.375   03/01/23    1,250,000      1,290,775

DIVERSIFIED FINANCIAL SERVICES - 5.9%
   American General Finance Corp.                 A+           8.125   08/15/09    1,000,000      1,170,940
   Associates Corp. of N. America                 AA-          6.950   11/01/18      800,000        906,502
   Bear Stearns Cos,. Inc./The                    A            7.625   12/07/09    1,000,000      1,177,285
   CitiFinancial                                  AA-          6.625   06/01/15    1,250,000      1,383,938
   Fannie Mae                                     AAA          6.000   09/26/17    1,000,000      1,004,688
   General Electric Capital Corp.                 AAA          8.300   09/20/09      500,000        613,785
   Goldman Sachs Group, Inc.                      A+           6.875   01/15/11    1,000,000      1,116,240
   Household Finance Corp.                        A-           6.375   08/01/10    1,000,000      1,056,099
   Janus Capital Group, Inc.                      BBB+         7.000   11/01/06    1,005,000      1,013,968
   JP Morgan & Co., Inc.                          A            6.250   02/15/11      750,000        790,539
   Lehman Brothers Holdings, Inc.                 A            8.500   08/01/15    1,000,000      1,251,190
   MBNA America Bank*                             BBB          6.750   03/15/08      500,000        533,395
   Morgan Stanley                                 A+           6.750   10/15/13    1,000,000      1,128,853

ELECTRIC - 4.8%
   Consolidated Edison Co. of New York            A+           6.450   12/01/07    1,000,000      1,133,207
   Dayton Power & Light, Inc.                     BBB          8.150   01/15/26      500,000        509,879
   Duquesne Light Co.                             BBB+         7.550   06/15/25    1,000,000      1,037,205
   Enserch Corp.                                  BBB          6.564   07/01/05      500,000        467,920
   Exelon Corp.                                   BBB+         6.750   05/01/11    1,000,000      1,094,605
   Florida Power Corp.                            BBB+         8.000   12/01/22    1,000,000      1,043,573
   Jersey Central Power & Light                   BBB+         6.750   11/01/25      750,000        709,433
   Potomac Edison Co.                             BBB-         7.750   05/01/25      500,000        443,510
   Progress Energy, Inc.                          BBB          7.100   03/01/11      750,000        826,572
   Public Service Electric & Gas                  A-           7.000   09/01/24    1,000,000      1,025,781
   Reliant Energy HL&P                            BBB          7.750   03/15/23      600,000        596,699
   TXU US Holdings Co.                            BBB          7.875   03/01/23      750,000        776,207
   Virginia Electric and Power Co.                A-           7.500   06/01/23    1,000,000      1,034,780




See Notes To Financial Statements

ADVANCE CAPITAL I, INC. - BALANCED FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------



                                                  S & P
                                                  Credit
                                                  Rating                          Principal
Fixed Income Securities                           (Unaudited) Coupon   Maturity   Amount       Value
--------------------------------------------      ----------  ------   --------   ----------   ------------
ELECTRONICS - 0.5%
   Koninklijke Philips Electronics NV             A-           7.250   08/15/13   $1,000,000   $  1,115,620

FOOD - 0.2%
   Supervalu, Inc.                                BBB          6.640   06/09/06      500,000        514,559

FOREIGN GOVERNMENT - 1.1%
   Nova Scotia Province of                        A-           7.250   07/27/13    1,000,000      1,217,198
   Province of Quebec                             A+           7.125   02/09/24    1,000,000      1,177,903

FOREST PRODUCTS & PAPER - 0.5%
   Weyerhaeuser Co.                               BBB          6.950   08/01/17    1,000,000      1,073,861

GAS - 0.2%
   Southwestern Energy Co.                        BBB          6.700   12/01/05      500,000        460,400

INSURANCE - 2.4%
   Allstate Corp./The                             A+           7.500   06/15/13    1,000,000      1,204,158
   Cigna Corp.                                    BBB+         8.250   01/01/07      750,000        810,652
   Lion Connecticut Holdings, Inc.                A+           6.750   09/15/13    1,000,000      1,097,537
   Loews Corp.                                    A+           6.750   12/15/06    1,000,000      1,080,528
   MBIA Inc.                                      AA           9.375   02/15/11      950,000      1,189,802

INVESTMENT COMPANIES - 0.5%
   Barclays Bank PLC                              AA-          7.400   12/15/09    1,000,000      1,194,348

LODGING - 0.6%
   Hilton Hotels Corp.                            BBB-         7.200   12/15/09      750,000        756,415
   Mirage Resorts, Inc.                           BBB-         7.250   08/01/17      500,000        504,171

MACHINERY-CONSTRUCTION & MINING - 0.2%
   Case Corp.                                     BB           7.250   01/15/16      500,000        355,000

MACHINERY-DIVERSIFIED - 0.2%
   Clark Equipment Co.                            BBB+         8.000   05/01/23      500,000        549,473




See Notes To Financial Statements

ADVANCE CAPITAL I, INC. - BALANCED FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002
---------------------------------------------------------------------



                                                  S & P
                                                  Credit
                                                  Rating                          Principal
Fixed Income Securities                           (Unaudited) Coupon   Maturity   Amount       Value
-------------------------------------------       ----------  ------   --------   ----------  -------------
MEDIA - 2.0%
   Continental Cablevision                        BBB          9.500   08/01/13   $1,000,000   $  1,157,934
   Knight-Ridder, Inc.                            A            9.875   04/15/09      100,000        127,824
   News America Holdings                          BBB-         8.000   10/17/16    1,000,000      1,124,302
   Paramount Communications, Inc.                 A-           7.500   07/15/23    1,000,000      1,050,831
   Time Warner, Inc.                              BBB+         7.250   10/15/17    1,000,000      1,038,924

MINING - 0.3%
   BHP Finance USA Ltd.                           A            7.250   03/01/16      500,000        575,514

MISCELLANEOUS MANUFACTURING - 0.7%
   Norsk Hydro ASA                                A            9.000   04/15/12    1,250,000      1,625,340

MORTGAGE BACKED - 0.5%
   Ginnie Mae                                                  6.500   03/20/32      821,325        856,990
   Ginnie Mae                                                  6.500   06/20/31      318,328        332,146

OIL & GAS - 1.6%
   EOG Resources, Inc.                            BBB+         6.000   12/15/08      250,000        269,698
   Kerr-McGee Corp.                               BBB          7.000   11/01/11      950,000        955,447
   Louisiana Land & Exploration                   BBB+         7.625   04/15/13    1,000,000      1,175,320
   Noble Corp.                                    A-           7.500   03/15/19    1,000,000      1,130,422

OIL & GAS SERVICES - 0.4%
   Smith International, Inc.                      BBB+         7.000   09/15/07      750,000        834,137

PIPELINES - 0.5%
   Columbia Energy Group                          BBB          7.320   11/28/10    1,000,000      1,039,591

RETAIL - 0.6%
   McDonald's Corp.                               A+           7.050   11/15/25    1,000,000      1,093,263
   Target Corp.                                   A+           9.625   02/01/08      200,000        254,236

SAVINGS & LOANS - 0.5%
   Washington Mutual, Inc.                        BBB          8.250   04/01/10    1,000,000      1,191,003

SEMICONDUCTORS - 0.5%
   Applied Materials, Inc.                        A-           7.125   10/15/17    1,000,000      1,143,071




See Notes To Financial Statements

ADVANCE CAPITAL I, INC. - BALANCED FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------



                                                  S & P
                                                  Credit
Fixed Income Securities and                       Rating                          Principal
Repurchase Agreement                              (Unaudited) Coupon   Maturity   Amount       Value
------------------------------------------        ----------  ------   --------   ----------   ------------
TELECOMMUNICATIONS - 3.7%
   Bell Canada                                    A            9.500   10/15/10   $1,200,000   $  1,390,893
   COX Communications, Inc.                       BBB          6.850   01/15/18      550,000        573,623
   Deutsche Telekom International Finance BV      BBB+         8.500   06/15/10    1,000,000      1,151,734
   GTE Corp.                                      A+           6.460   04/15/08    1,000,000      1,093,838
   GTE Corp.                                      A+           7.830   05/01/23      500,000        526,781
   Michigan Bell Telephone Co.                    AA-          7.500   02/15/23      750,000        780,048
   Motorola, Inc.                                 BBB          7.625   11/15/10      750,000        767,812
   Sprint Capital Corp.                           BBB-         6.900   05/01/19    1,000,000        820,000
   Vodafone Americas Asia, Inc.                   A            7.500   07/15/06    1,000,000      1,140,711

TRANSPORTATION - 1.1%
   Burlington Northern, Inc.                      BBB+         8.750   02/25/22    1,000,000      1,226,586
   FedEx Corp.                                    BBB+         8.760   05/22/15    1,100,000      1,225,125
                                                                                                 ----------
TOTAL FIXED-INCOME SECURITIES - 40.2%
   (Cost $83,628,597)                                                                            89,960,349

REPURCHASE AGREEMENT - 0.5%
   Fifth Third Bank, .8%, 1/2/03,
   dated 12/31/02, with maturity value of
   $1,153,944 (Collateralized by $1,110,913
   various Fannie Mae obligations, 6.5%-7.0%,
   5/1/15-3/1/18, market value $1,188,510)                                         1,153,893      1,153,893
                                                                                                 ----------
TOTAL INVESTMENTS IN SECURITIES - 99.3%
   (Cost $199,821,318)                                                                         $222,273,866
                                                                                               ============



* Security exempt from registration under Rule 144A of the Securities Act of 1933


See Notes To Financial Statements

ADVANCE CAPITAL I, INC. - RETIREMENT INCOME FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002
---------------------------------------------------------------------



                                                 S & P
                                                 Credit
                                                 Rating                               Principal
Fixed Income Securities                          (Unaudited)  Coupon     Maturity     Amount        Value
---------------------------------------         -----------   -------    --------    ----------    ------------
AEROSPACE / DEFENSE - 1.7%
 AAR Corp.                                       BBB-           7.250    10/15/03    $  500,000    $    510,406
 Lockheed Corp.                                  BBB            7.875    03/15/23       500,000         521,108
 Martin Marietta Corp.                           BBB            7.750    04/15/23     1,000,000       1,046,980
 McDonnell Douglas Corp.                         A+             9.750    04/01/12     1,000,000       1,252,247

AUTO MANUFACTURERS - 1.9%
 Auburn Hills Trust                              BBB+          12.375    05/01/20       400,000         600,823
 DaimlerChrysler NA Holding Corp.                BBB+           7.750    01/18/11     1,000,000       1,142,405
 Ford Motor Co.                                  BBB            8.875    11/15/22     1,000,000         972,747
 General Motors Corp.                            BBB            8.100    06/15/24     1,000,000         950,363

AUTO PARTS & EQUIPMENT - 1.7%
 American Axle & Manufacturing, Inc.             BB-            9.750    03/01/09       500,000         536,250
 Dana Corp.                                      BB            10.125    03/15/10       750,000         759,375
 Meritor Automotive, Inc.                        BBB-           6.800    02/15/09     1,000,000         988,794
 TRW, Inc.                                       BBB-           9.375    04/15/21     1,000,000       1,174,686

BANKS - 9.1%
 ABN Amro Bank NV                                A+             7.300    12/01/26     1,500,000       1,545,203
 Bank One Corp.                                  A-             7.750    07/15/25     1,000,000       1,220,309
 Bankers Trust Corp.                             A              7.500    11/15/15     1,500,000       1,767,528
 Capital One Financial Corp.                     BB+            7.250    05/01/06     1,000,000         959,812
 Citicorp                                        A+             7.250    10/15/11     1,000,000       1,153,176
 Comerica Bank                                   A-             7.125    12/01/13     1,500,000       1,658,205
 Dresdner Bank AG                                A              7.250    09/15/15     1,500,000       1,634,187
 Federal Home Loan Bank System                   AAA            6.000    09/12/17     1,000,000       1,006,250
 First Union Institutional Capital II            BBB+           7.850    01/01/27     1,000,000       1,063,245
 National City Corp.                             A-             6.875    05/15/19     1,000,000       1,087,621
 NCNB Corp.                                      A             10.200    07/15/15     1,000,000       1,408,315
 Republic New York Corp.                         A              9.125    05/15/21     1,000,000       1,295,131
 Royal Bank of Scotland Group Plc.               A              6.375    02/01/11     1,000,000       1,116,633
 Santander Financial Issuances                   A-             7.250    11/01/15     1,250,000       1,262,631

BEVERAGES - 0.9%
 Anheuser-Busch Cos., Inc.                       A+             7.125    07/01/17     1,500,000       1,747,997

CHEMICALS - 1.9%
 Dow Capital BV                                  A              8.700    05/15/22     1,000,000       1,037,777
 Eastman Chemical Co.                            BBB            7.250    01/15/24     1,000,000       1,080,476
 Witco Corp.                                     BBB-           7.750    04/01/23     1,500,000       1,090,230
 Witco Corp.                                     BBB-           6.125    02/01/06       500,000         473,480




See Notes To Financial Statements

ADVANCE CAPITAL I, INC. - RETIREMENT INCOME FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------



                                                 S & P
                                                 Credit
                                                 Rating                               Principal
Fixed Income Securities                          (Unaudited)  Coupon     Maturity     Amount        Value
------------------------------------------       ----------   -------    --------     ---------    ------------
COMMERCIAL SERVICES - 1.8%
 Hertz Corp.                                     BBB            6.625    05/15/08    $1,200,000    $  1,141,795
 United Rentals, Inc.                            B+             8.800    08/15/08     1,000,000         797,500
 Valassis Communications, Inc.                   BBB-           6.625    01/15/09     1,500,000       1,569,974

COMPUTERS - 3.1%
 Dell Computer Corp.                             A-             6.550    04/15/08     1,000,000       1,124,169
 Electronic Data Systems Corp.                   A-             7.125    10/15/09     1,000,000       1,027,846
 International Business Machines Corp.           A+             8.375    11/01/19     1,500,000       1,894,259
 Sun Microsystems, Inc.                          BBB            7.650    08/15/09       500,000         538,192
 Unisys Corp.                                    BB+            8.125    06/01/06     1,500,000       1,563,750

COSMETICS/PERSONAL CARE - 0.5%
 Kimberly-Clark Corp.                            AA             7.000    08/15/23     1,000,000       1,039,042

DIVERSIFIED FINANCIAL SERVICES - 7.1%
 Credit Suisse First Boston USA, Inc.            A+             6.125    11/15/11     1,500,000       1,565,084
 General Electric Capital Corp.                  AAA            8.300    09/20/09     1,000,000       1,227,570
 Goldman Sachs Group LP*                         A+             8.000    03/01/13     1,000,000       1,164,740
 Household Finance Corp.                         A-             6.375    08/01/10     1,500,000       1,584,150
 Janus Capital Group, Inc.                       BBB+           7.000    11/01/06     1,250,000       1,261,154
 Jefferies Group, Inc.                           BBB-           7.750    03/15/12     1,250,000       1,346,815
 JPM Capital Trust II                            A-             7.950    02/01/27     1,000,000       1,056,880
 Lehman Brothers Holdings, Inc.                  A              8.500    08/01/15     1,000,000       1,251,191
 Merrill Lynch & Co, Inc.                        A+             6.875    11/15/18     1,000,000       1,103,161
 Morgan Stanley                                  A+             7.000    10/01/13     1,000,000       1,148,109
 Morgan Stanley                                  A+             6.750    10/15/13     1,250,000       1,411,066

ELECTRIC - 7.4%
 Consolidated Edison Co. of New York             AAA            7.500    06/15/23     1,000,000       1,051,453
 Dayton Power & Light, Inc.                      BBB            8.150    01/15/26     1,000,000       1,019,757
 Duke Energy Corp.                               A+             6.750    08/01/25     1,500,000       1,481,477
 Entergy New Orleans, Inc.                       BBB            8.000    03/01/23       600,000         620,957
 Exelon Corp.                                    BBB+           6.750    05/01/11     1,000,000       1,094,605
 Florida Power Corp.                             BBB+           8.000    12/01/22     1,540,000       1,607,102
 Indianapolis Power & Light                      BB+            7.050    02/01/24     1,000,000         804,342
 Jersey Central Power & Light                    BBB+           6.750    11/01/25     1,000,000         945,910
 Oklahoma Gas & Electric                         A-             7.300    10/15/25     1,500,000       1,556,451
 Public Service Electric & Gas                   A-             7.000    09/01/24     1,500,000       1,538,672
 Reliant Energy HL&P                             BBB            9.150    03/15/21       800,000         926,219
 Union Electric Co.                              A+             7.150    08/01/23     1,000,000       1,045,257
 Virginia Electric and Power Co.                 A-             8.625    10/01/24     1,000,000       1,105,980




See Notes To Financial Statements

ADVANCE CAPITAL I, INC. - RETIREMENT INCOME FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002
---------------------------------------------------------------------



                                                 S & P
                                                 Credit
                                                 Rating                               Principal
Fixed Income Securities                          (Unaudited)  Coupon     Maturity     Amount        Value
----------------------------------------------  -----------   -------    --------    ----------    ------------
ELECTRICAL COMPONENTS & EQUIPMENT - 0.5%
 Ametek, Inc.                                    BBB            7.200    07/15/08    $1,000,000    $  1,036,857

ELECTRONICS - 1.8%
 Flextronics International Ltd.                  BB-            9.875    07/01/10     1,700,000       1,831,750
 Koninklijke Philips Electronics NV              A-             7.250    08/15/13     1,500,000       1,673,430

ENTERTAINMENT - 0.5%
 Speedway Motorsports, Inc.                      B+             8.500    08/15/07     1,000,000       1,040,000

ENVIRONMENTAL CONTROL - 0.5%
 Allied Waste North America                      B+            10.000    08/01/09     1,000,000         992,500

FOOD - 2.5%
 Archer-Daniels-Midland Co.                      A+             8.375    04/15/17     1,000,000       1,313,432
 ConAgra Foods, Inc.                             BBB            9.750    03/01/21       500,000         704,167
 Land O' Lakes, Inc.                             B+             8.750    11/15/11     1,000,000         555,000
 Nabisco, Inc.                                   A              7.550    06/15/15     1,000,000       1,241,458
 Winn-Dixie Stores, Inc.                         BB+            8.875    04/01/08     1,200,000       1,227,000

FOREST PRODUCTS & PAPER - 1.7%
 Bowater, Inc.                                   BBB-           9.500    10/15/12       700,000         791,474
 Champion International Corp.                    BBB            7.625    09/01/23     1,500,000       1,541,574
 Weyerhaeuser Co.                                BBB            6.950    08/01/17     1,000,000       1,073,861

HEALTHCARE-SERVICES - 2.1%
 Beverly Enterprises, Inc.                       B+             9.625    04/15/09     1,000,000         840,000
 HCA, Inc.                                       BBB-           8.750    09/01/10     1,000,000       1,150,897
 Healthsouth Corp.                               B+            10.750    10/01/08     1,500,000       1,267,500
 Radiologix, Inc.                                B             10.500    12/15/08     1,200,000         936,000

HOME BUILDERS - 3.8%
 DR Horton, Inc.                                 BB             8.000    02/01/09     1,000,000       1,000,000
 K Hovnanian Enterprises, Inc.                   B              8.875    04/01/12     1,000,000         955,000
 KB Home                                         BB-            9.500    02/15/11     1,500,000       1,590,000
 MDC Holdings Inc.                               BB+            8.375    02/01/08     1,500,000       1,552,500
 Standard-Pacific Corp.                          BB             8.500    06/15/07     1,500,000       1,515,000
 Toll Corp.                                      BB+            8.125    02/01/09     1,000,000       1,005,000




See Notes To Financial Statements

ADVANCE CAPITAL I, INC. - RETIREMENT INCOME FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------



                                                 S & P
                                                 Credit
                                                 Rating                               Principal
Fixed Income Securities                          (Unaudited)  Coupon     Maturity     Amount        Value
-------------------------------------------     -----------   -------    --------    ----------    ------------
INSURANCE - 2.1%
 American Financial Group, Inc.                  BBB            7.125    12/15/07    $1,000,000    $    978,350
 Cigna Corp.                                     BBB+           7.650    03/01/23       500,000         473,491
 CNA Financial Corp.                             BBB-           6.950    01/15/18       500,000         443,498
 Continental Corp.                               BBB-           8.375    08/15/12       600,000         629,557
 Lion Connecticut Holdings, Inc.                 A+             6.750    09/15/13     1,000,000       1,097,537
 Metropolitan Life Insurance Co.*                A+             7.450    11/01/23       550,000         577,580

IRON/STEEL - 0.5%
 AK Steel Corp.                                  BB             7.875    02/15/09     1,000,000       1,010,000

LEISURE TIME - 1.0%
 Brunswick Corp.                                 BBB            7.375    09/01/23       975,000         958,149
 Royal Caribbean Cruises Ltd.                    BB+            8.250    04/01/05     1,100,000       1,056,000

LODGING - 5.3%
 Aztar Corp.                                     B+             9.000    08/15/11     1,100,000       1,127,500
 Hilton Hotels Corp.                             BBB-           7.200    12/15/09     1,500,000       1,512,830
 HMH Properties, Inc.                            BB-            8.450    12/01/08     1,300,000       1,283,750
 ITT Corp.                                       BBB-           7.375    11/15/15     1,000,000         920,000
 Mandalay Resort Group                           BB-            7.625    07/15/13       450,000         450,000
 Mandalay Resort Group                           BB-           10.250    08/01/07     1,000,000       1,097,499
 Mirage Resorts, Inc.                            BBB-           6.750    02/01/08     1,500,000       1,526,022
 Park Place Entertainment Corp.                  BB+            7.875    12/15/05     1,000,000       1,017,500
 Park Place Entertainment Corp.                  BB+            8.875    09/15/08       500,000         531,290
 Station Casinos, Inc.                           B+             9.875    07/01/10     1,000,000       1,085,000

MACHINERY-DIVERSIFIED - 0.9%
 Clark Equipment Co.                             BBB+           8.000    05/01/23       500,000         549,472
 Teekay Shipping Corp.                           BB-            8.875    07/15/11     1,250,000       1,282,813

MEDIA - 3.7%
 CBS Corp.                                       A-             8.625    08/01/12       750,000         946,229
 Chancellor Broadcasting Co.                     BB+            8.750    06/15/07     1,250,000       1,304,687
 Charter Communications Holdings,LLC             CCC+           8.625    04/01/09     1,000,000         445,000
 Continental Cablevision                         BBB            9.500    08/01/13       500,000         578,967
 News America Holdings                           BBB-           8.250    08/10/18     1,000,000       1,095,926
 Rogers Cablesystems Ltd.                        BBB-          10.000    12/01/07       500,000         510,000
 Rogers Cablesystems Ltd.                        BBB-          10.000    03/15/05       500,000         515,000
 Time Warner, Inc.                               BBB+           9.125    01/15/13     1,000,000       1,172,879
 Turner Broadcasting System, Inc.                BBB+           8.375    07/01/13       750,000         844,988




See Notes To Financial Statements

ADVANCE CAPITAL I, INC. - RETIREMENT INCOME FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002
----------------------------------------------------------------------



                                                 S & P
                                                 Credit
                                                 Rating                               Principal
Fixed Income Securities                          (Unaudited)  Coupon     Maturity     Amount        Value
--------------------------------------------     ----------   -------   ---------    ----------    ------------
MINING - 2.8%
 Alcan, Inc.                                     A-             7.250    03/15/31    $1,000,000    $  1,185,829
 Alcoa, Inc.                                     A              6.500    06/15/18     1,500,000       1,632,249
 BHP Finance USA Ltd.                            A              7.250    03/01/16     1,000,000       1,151,027
 CRA Finance Ltd.                                A+             7.125    12/01/13       500,000         544,500
 Placer Dome, Inc.                               BBB+           7.750    06/15/15     1,000,000       1,094,184

MISCELLANEOUS MANUFACTURING - 1.6%
 Eaton Corp.                                     A-             8.100    08/15/22     1,000,000       1,208,626
 Norsk Hydro ASA                                 A              9.000    04/15/12     1,500,000       1,950,408

MORTGAGE BACKED - 3.0%
 Ginnie Mae                                                     6.500    09/20/31     1,722,507       1,797,278
 Ginnie Mae                                                     6.500    04/20/32     1,257,890       1,312,513
 Ginnie Mae                                                     6.500    08/20/31     2,774,711       2,895,155

NATURAL GAS - 0.5%
 Amerigas Partners                               A+            10.125    04/15/07     1,020,000       1,071,000

OIL & GAS - 7.1%
 Burlington Resources, Inc.                      BBB+           9.125    10/01/21       700,000         932,499
 Diamond Shamrock, Inc.                          BBB            8.000    04/01/23       600,000         611,183
 EOG Resources, Inc.                             BBB+           6.000    12/15/08     1,250,000       1,348,489
 Forest Oil Corp.                                BB             8.000    06/15/08     1,000,000       1,055,000
 Husky Oil Co.                                   BBB            7.550    11/15/16     1,000,000       1,172,762
 Kerr-McGee Corp.                                BBB            7.000    11/01/11     1,500,000       1,508,601
 Louisiana Land & Exploration                    BBB+           7.625    04/15/13     1,000,000       1,175,320
 Magnum Hunter Resources Inc.                    B+            10.000    06/01/07     1,250,000       1,306,250
 Noble Corp.                                     A-             7.500    03/15/19     1,000,000       1,130,422
 Parker Drilling Co.                             B+            10.125    11/15/09     1,250,000       1,287,500
 Pride International, Inc.                       BB             9.375    05/01/07     1,000,000       1,045,000
 Tesoro Petroleum Corp.                          B              9.000    07/01/08     1,000,000         660,000
 USX Corp.                                       BBB+           9.375    02/15/12       750,000         941,823

PHARMACEUTICALS - 0.6%
 Eli Lilly & Co.                                 AA             7.125    06/01/25     1,100,000       1,298,398

PIPELINES - 1.0%
 Columbia Energy Group                           BBB            7.320    11/28/10     1,250,000       1,299,489
 Nova Gas Transmission                           A-             7.875    04/01/23       600,000         696,679




See Notes To Financial Statements

ADVANCE CAPITAL I, INC. - RETIREMENT INCOME FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002
---------------------------------------------------------------------




                                                 S & P
                                                 Credit
                                                 Rating                               Principal
Fixed Income Securities                          (Unaudited)  Coupon     Maturity     Amount        Value
----------------------------------------         ----------   -------    --------    ----------    ------------
RETAIL - 4.6%
 Ltd Brands                                      BBB+           7.500    03/15/23    $1,000,000    $  1,029,147
 May Department Stores Co./The                   A              8.300    07/15/26     1,000,000       1,123,606
 McDonald's Corp.                                A              7.310    09/15/27     1,500,000       1,686,245
 Michaels Stores, Inc.                           BB             9.250    07/01/09     1,000,000       1,055,000
 Sears Roebuck and Co.                           A-             9.375    11/01/11     1,000,000       1,064,152
 Toys R US, Inc.                                 BBB            6.875    08/01/06     1,000,000         997,167
 Yum! Brands, Inc.                               BB             7.650    05/15/08     1,500,000       1,575,000
 Zale Corp.                                      BBB-           8.500    10/01/07       750,000         750,000

SAVINGS & LOANS - 0.7%
 Washington Mutual, Inc.                         BBB            8.250    04/01/10     1,250,000       1,488,754

SEMICONDUCTORS - 1.6%
 Applied Materials, Inc.                         A-             7.125    10/15/17     1,500,000       1,714,607
 Fairchild Semiconductor International, Inc.     B             10.375    10/01/07     1,500,000       1,575,000

SOFTWARE - 0.6%
 Computer Associates International, Inc.         BBB+           6.375    04/15/05     1,250,000       1,212,500

TELECOMMUNICATIONS - 6.4%
 Bell Canada                                     A              9.500    10/15/10     1,250,000       1,448,848
 COX Communications, Inc.                        BBB            6.850    01/15/18     1,000,000       1,042,950
 Echostar DBS Corp.                              B+             9.375    02/01/09     1,000,000       1,057,499
 GCI, Inc.                                       B+             9.750    08/01/07     1,250,000       1,000,000
 GTE Corp.                                       A+             8.750    11/01/21     1,500,000       1,856,028
 Illinois Bell Telephone Co.                     AA-            7.250    03/15/24     1,425,000       1,478,593
 Motorola, Inc.                                  BBB            7.625    11/15/10       750,000         767,812
 Pacific Bell                                    AA-            6.875    08/15/23     1,000,000       1,020,908
 Rogers Cantel, Inc.                             BB+            9.750    06/01/16     1,000,000         902,500
 Southwestern Bell Telephone                     AA-            7.250    07/15/25     1,000,000       1,041,646
 Sprint Corp-FON Group                           BBB-           9.250    04/15/22     1,100,000       1,088,036




See Notes To Financial Statements

ADVANCE CAPITAL I, INC. - RETIREMENT INCOME FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------



                                                 S & P
Fixed Income Securities,                         Credit
Preferred Stock and                              Rating                               Principal
Repurchase Agreement                             (Unaudited)  Coupon     Maturity     Amount        Value
--------------------------------------------    -----------   -------    --------    ----------    ------------
TRANSPORTATION - 2.9%
 Burlington Northern, Inc.                       BBB+           8.750    02/25/22    $1,000,000    $  1,226,586
 FedEx Corp.                                     BBB+           7.630    01/01/15     1,000,000       1,078,350
 Gulfmark Offshore, Inc.                         BB-            8.750    06/01/08       750,000         757,499
 Offshore Logistics, Inc.                        BB             7.875    01/15/08     1,200,000       1,116,000
 Union Pacific Corp.                             BBB            8.350    05/01/25     1,500,000       1,703,520
                                                                                                    -----------
TOTAL FIXED INCOME SECURITIES - 97.4%
 (Cost $187,033,923)                                                                                194,705,070

TOTAL PREFERRED STOCK - 0.3%
 Travelers/Aetna P&C                             BBB            8.083    04/30/36        20,000         503,000
 (Cost $487,029)

REPURCHASE AGREEMENT - 0.9%
 Fifth Third Bank, .8%, 1/2/03,
 dated 12/31/02, with maturity value of
 $1,859,739 ( Collateralized by $1,808,898
 Federal Home Loan Mortgage Corp. obligation,
 7.0%, 5/1/31, market value $1,915,446)                                               1,859,658       1,859,658
                                                                                                   ------------
TOTAL INVESTMENTS IN SECURITIES - 98.6%
 (Cost $189,380,609)                                                                               $197,067,728
                                                                                                   ============



* Security exempt from registration under Rule 144A of the Securities Act of 1933


See Notes To Financial Statements

ADVANCE CAPITAL I, INC. - CORNERSTONE STOCK FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002
---------------------------------------------------------------------




Common Stock                                     Shares      Value
----------------------------------------        --------  -----------
AEROSPACE / DEFENSE - 0.9%
 Boeing Co./The                                    6,000  $   197,940
 United Technologies Corp.                         3,000      185,820

BANKS - 3.4%
 Bank of America Corp.                             3,800      264,366
 Bank One Corp.                                    5,700      208,335
 Fifth Third Bancorp                               4,200      245,910
 Wells Fargo & Co.                                14,200      665,554

BEVERAGES - 3.1%
 Coca-Cola Co./The                                19,300      846,112
 PepsiCo, Inc.                                     9,600      405,312

BIOTECHNOLOGY - 1.3%
 Amgen, Inc.*                                     10,700      517,238

COMMERCIAL SERVICES - 2.4%
 Apollo Group, Inc.*                               7,800      343,200
 Concord EFS, Inc.*                               23,400      368,316
 Paychex, Inc.                                    10,000      279,000

COMPUTERS - 6.6%
 Dell Computer Corp.*                             47,900    1,280,846
 International Business Machines Corp.            12,500      968,750
 Lexmark International, Inc.*                      4,400      266,200
 Veritas Software Corp.*                          11,000      171,820

COSMETICS/PERSONAL CARE - 3.3%
 Gillette Co./The                                 11,000      333,960
 Kimberly-Clark Corp.                              2,300      109,181
 Procter & Gamble Co.                             10,400      893,776

DIVERSIFIED FINANCIAL SERVICES - 5.6%
 Citigroup, Inc.                                  26,066      917,263
 Fannie Mae                                        8,400      540,372
 Freddie Mac                                       4,700      277,535
 JP Morgan Chase & Co.                             7,200      172,800
 MBNA Corp.                                        9,100      173,082
 Morgan Stanley                                    4,800      191,616

FOOD - 1.6%
 Sysco Corp.                                      11,300      336,627
 WM Wrigley Jr Co.                                 5,500      301,840

HEALTHCARE-PRODUCTS - 5.5%
 Biomet, Inc.                                      6,600      189,156
 Johnson & Johnson                                23,200    1,246,072
 Medtronic, Inc.                                   9,600      437,760
 Stryker Corp.                                     5,300      355,736

HEALTHCARE-SERVICES - 0.9%
 UnitedHealth Group, Inc.                          4,300      359,050

INSURANCE - 1.9%
 American International Group                     13,487      780,223

LEISURE TIME - 0.8%
 Harley-Davidson, Inc.                             6,800      314,160

MEDIA - 2.2%
 AOL Time Warner, Inc.*                           31,950      418,545
 Comcast Corp.*                                   12,700      286,893
 Walt Disney Co.                                  11,500      187,565

MISCELLANEOUS MANUFACTURING - 4.8%
 General Electric Co.                             72,700    1,770,245
 3M Co.                                            1,500      184,950

OIL & GAS - 6.0%
 Exxon Mobil Corp.                                49,544    1,731,067
 Royal Dutch Petroleum Co. - ADR                  16,800      739,536




See Notes To Financial Statements

ADVANCE CAPITAL I, INC. - CORNERSTONE STOCK FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002
---------------------------------------------------------------------




                                                 Shares/
Common Stock and Repurchase Agreement           Principal   Value
------------------------------------------      --------- -----------
PHARMACEUTICALS - 10.7%
 Abbott Laboratories                              11,100  $   444,000
 Bristol-Myers Squibb Co.                         13,900      321,785
 Cardinal Health, Inc.                             5,400      319,626
 Eli Lilly & Co.                                   8,000      508,000
 Merck & Co., Inc.                                16,100      911,421
 Pfizer, Inc.                                     40,975    1,252,606
 Schering-Plough Corp.                            10,800      239,760
 Wyeth                                             9,800      366,520

RETAIL - 8.8%
 Autozone, Inc.*                                   4,000      282,600
 Bed Bath & Beyond, Inc.*                          9,700      334,941
 Best Buy Co., Inc.*                               8,800      212,520
 Home Depot, Inc.                                 12,600      302,652
 Kohl's Corp.*                                     4,900      274,155
 Lowe's Cos., Inc.                                 8,400      315,000
 Starbucks Corp.*                                  9,700      197,686
 Wal-Mart Stores, Inc.                            33,500    1,692,085

SEMICONDUCTORS - 7.5%
 Applied Materials, Inc.*                         22,900      298,387
 Intel Corp.                                      83,600    1,301,652
 Kla-Tencor Corp.*                                 7,600      268,812
 Linear Technology Corp.                          10,600      272,632
 Maxim Integrated Products                        10,600      350,224
 Texas Instruments, Inc.                          16,600      249,166
 Xilinx, Inc.*                                    14,700      302,820

SOFTWARE - 12.1%
 Automatic Data Processing                         7,700      302,225
 Microsoft Corp.*                                 66,300    3,427,710
 Oracle Corp.*                                   113,200    1,222,560

TELECOMMUNICATIONS  - 8.9%
 BellSouth Corp.                                   7,800      201,786
 Cisco Systems, Inc.*                            111,900    1,465,890
 Qualcomm, Inc.*                                  26,050      947,960
 SBC Communications, Inc.                         17,322      469,599
 Verizon Communications, Inc.                     14,446      559,783

TEXTILES  - 0.7%
 Cintas Corp.                                      6,000      274,500

TRANSPORTATION  - 0.8%
 United Parcel Service, Inc.                       5,500      346,939
                                                          -----------
TOTAL COMMON STOCK - 99.8%
 (Cost $59,156,698)                                        40,701,731

REPURCHASE AGREEMENT - 0.1%
 Fifth Third Bank, .8%, 1/2/03,
 dated 12/31/02, with maturity value of
 $42,486 (Collateralized by $42,038
 Federal Home Loan Mortgage Corp.
 obligation, 4.875%, 4/1/22,
 market value $43,759)                         $  42,484       42,484
                                                          -----------
TOTAL INVESTMENTS IN SECURITIES - 99.9%
 (Cost $59,199,182)                                       $40,744,215
                                                          ===========


* Securities are non-income producing
ADR - American Depositary Receipts

See Notes To Financial Statements

ADVANCE CAPITAL I, INC.
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002
-------------------------------------------------




                                                EQUITY                      BALANCED      RETIREMENT    CORNERSTONE
                                                GROWTH FUND   BOND FUND     FUND          INCOME FUND   STOCK FUND
                                                ------------  ------------  ------------  ------------  ------------
ASSETS
  Investments in securities at value . . . .    $ 98,762,164  $143,841,595  $222,273,866  $197,067,728  $ 40,744,215
   (Cost $82,770,723; $138,200,809;
   $199,821,318; $189,380,609;
   $59,199,182, respectively)
  Cash . . . . . . . . . . . . . . . . . . .          66,600       229,473       209,514        60,766           380
  Receivables
   Dividends and interest  . . . . . . . . .          36,579     2,703,722     1,793,593     3,854,010        37,023
   Securities sold   . . . . . . . . . . . .         576,343             0       215,466             0       227,495
  Prepaid expenses   . . . . . . . . . . . .          12,830        17,627        21,966        20,424         9,405
                                                ------------   -----------   -----------   -----------    ----------
  Total assets . . . . . . . . . . . . . . .      99,454,516   146,792,417   224,514,405   201,002,928    41,018,518



LIABILITIES
  Payable to affiliated entities
   Investment advisory fees  . . . . . . . .          60,309        48,974       130,709        84,566        14,458
   Distribution fees . . . . . . . . . . . .           1,353         1,999         3,057         2,739           562
  Accounts payable and accrued expenses  . .          11,928         8,170        16,342        13,517         6,374
  Securities purchased . . . . . . . . . . .         261,110             0        92,018             0             0
  Distributions payable  . . . . . . . . . .               0       729,877       503,756     1,051,075       193,931
                                                  ----------   -----------   -----------   -----------    ----------
  Total liabilities  . . . . . . . . . . . .         334,700       789,020       745,882     1,151,897       215,325
                                                  ----------   -----------   -----------   -----------    ----------
  Net assets   . . . . . . . . . . . . . . .    $ 99,119,816  $146,003,397  $223,768,523  $199,851,031  $ 40,803,193
                                                ============  ============  ============  ============  ============


NET ASSETS
  Paid-in capital  . . . . . . . . . . . . .    $ 92,304,479  $143,760,041  $206,159,218  $207,713,626  $ 80,225,841
  Accumulated undistributed net realized
   loss on investments . . . . . . . . . . .      (9,176,104)   (3,397,430)   (4,843,243)  (15,549,714)  (20,967,681)
  Net unrealized appreciation (depreciation)
   in value of investments . . . . . . . . .      15,991,441     5,640,786    22,452,548     7,687,119   (18,454,967)
                                                ------------  ------------  ------------  ------------  ------------
  Net assets . . . . . . . . . . . . . . . .    $ 99,119,816  $146,003,397  $223,768,523  $199,851,031  $ 40,803,193
                                                ============  ============  ============  ============  ============

SHARES OUTSTANDING   . . . . . . . . . . . .       5,547,488    14,906,342    14,193,057    20,541,041     6,599,555
                                                ============  ============  ============  ============  ============
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE   . . . . . . .    $      17.87  $       9.79  $      15.77  $       9.73  $       6.18
                                                ============  ============  ============  ============  ============



See Notes To Financial Statements

ADVANCE CAPITAL I, INC.
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2002
--------------------------------------------------------------------------





                                            EQUITY                      BALANCED      RETIREMENT    CORNERSTONE
                                            GROWTH FUND   BOND FUND     FUND          INCOME FUND   STOCK FUND
                                            ------------  ------------  ------------  ------------  ------------
INVESTMENT INCOME
 Interest . . . . . . . . . . . . . . . .   $     22,063  $  9,241,854  $  6,282,260  $ 14,864,370  $      5,776
 Dividends  . . . . . . . . . . . . . . .        350,069             0     2,236,117             0       548,127
                                            ------------  ------------  ------------  ------------  ------------
 Total investment income  . . . . . . . .        372,132     9,241,854     8,518,377    14,864,370       553,903

EXPENSES
 Paid to affiliates:
   Investment advisory fees . . . . . . .        781,893       512,214     1,550,326       996,110       199,689
   Distribution fees  . . . . . . . . . .        279,247       320,134       568,330       498,288       124,806
 Paid to others:
   Custodial fees . . . . . . . . . . . .         17,082        15,963        27,181        16,482         9,285
   Directors fees and expenses. . . . . .          4,635         4,660         8,948         7,742         2,151
   Professional fees. . . . . . . . . . .          8,009         8,052        15,464        13,380         3,718
   Shareholder reporting costs. . . . . .         24,936        29,410        41,473        40,151        16,648
   Registration and filing fees . . . . .          2,394            46         6,219         3,354             0
   Other operating expenses . . . . . . .          9,379         9,419        18,092        15,657         3,675
                                              ----------   -----------     ---------    ----------   -----------
 Total expenses   . . . . . . . . . . . .      1,127,575       899,898     2,236,033     1,591,164       359,972
                                              ----------   -----------     ---------    ----------
NET INVESTMENT INCOME (LOSS)                    (755,443)    8,341,956     6,282,344    13,273,206       193,931

REALIZED LOSS ON INVESTMENTS
 Proceeds from securities sold  . . . . .     14,384,593    30,742,379    32,880,116    49,431,596    13,155,506
 Cost of securities sold  . . . . . . . .    (19,951,148)  (32,711,557)  (36,101,754)  (53,162,494)  (27,154,948)
                                             -----------   -----------   -----------   -----------   -----------
 Net realized loss on investments . . . .     (5,566,555)   (1,969,178)   (3,221,638)   (3,730,898)  (13,999,442)

UNREALIZED GAIN (LOSS) ON INVESTMENTS
 Appreciation (Depreciation), Beginning
   of year  . . . . . . . . . . . . . . .     38,206,875     1,782,818    41,627,984       496,226   (14,361,573)
 Appreciation (Depreciation), End of year     15,991,441     5,640,786    22,452,548     7,687,119   (18,454,967)
                                             -----------   -----------    ----------    ----------   -----------
 Net change in unrealized gain (loss)
   on investments . . . . . . . . . . . .    (22,215,434)    3,857,968   (19,175,436)    7,190,893    (4,093,394)
                                             -----------   -----------    ----------    ----------   -----------
NET GAIN (LOSS) ON INVESTMENTS  . . . . .    (27,781,989)    1,888,790   (22,397,074)    3,459,995   (18,092,836)
                                             -----------   -----------    ----------    ----------   -----------
NET INCREASE (DECREASE) IN
 NET ASSETS RESULTING
 FROM OPERATIONS    . . . . . . . . . . .   $(28,537,432) $ 10,230,746  $(16,114,730) $ 16,733,201  $(17,898,905)
                                            ============  ============  ============  ============  ============



See Notes To Financial Statements

ADVANCE CAPITAL I, INC.
STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2002 AND 2001
----------------------------------------------------------



                                                                          EQUITY GROWTH FUND                BOND FUND
                                                                     --------------------------   -------------------------
                                                                         2002          2001           2002          2001
                                                                     ------------  -------------   ----------   ----------
INCREASE (DECREASE) IN NET ASSETS
 Operations:
   Net investment income (loss). . . . . . . . . . . . . . . . . .   $   (755,443) $   (867,539)  $  8,341,956  $  6,984,143
   Net realized loss on investments  . . . . . . . . . . . . . . .     (5,566,555)   (3,609,549)    (1,969,178)     (614,457)
   Net change in unrealized gain (loss) on investments . . . . . .    (22,215,434)  (17,653,672)     3,857,968     1,724,095
                                                                     ------------- -------------  ------------  ------------
   Net increase (decrease) in net assets resulting from operations    (28,537,432)  (22,130,760)    10,230,746     8,093,781

 Distributions to Shareholders:
   Net investment income   . . . . . . . . . . . . . . . . . . . .              0             0     (8,398,986)   (6,984,143)
                                                                     ------------- ------------   ------------  ------------
   Total distributions to shareholders . . . . . . . . . . . . . .              0             0     (8,398,986)   (6,984,143)

 Share Transactions:
   Net proceeds from sale of shares  . . . . . . . . . . . . . . .     10,370,101    20,154,190     35,060,626    48,218,042
   Reinvestment of distributions . . . . . . . . . . . . . . . . .              0             0      8,173,995     6,270,706
   Cost of shares reacquired . . . . . . . . . . . . . . . . . . .     (9,682,463)   (7,190,290)   (13,275,022)   (9,438,855)
                                                                     ------------  ------------   ------------  ------------
   Net increase derived from share transactions  . . . . . . . . .        687,638    12,963,900     29,959,599    45,049,893
                                                                     ------------  ------------   ------------  ------------
   Net increase (decrease) in net assets . . . . . . . . . . . . .    (27,849,794)   (9,166,860)    31,791,359    46,159,531

NET ASSETS
   Beginning of year . . . . . . . . . . . . . . . . . . . . . . .    126,969,610   136,136,470    114,212,038    68,052,507
                                                                     ------------   -----------   ------------  ------------
   End of year . . . . . . . . . . . . . . . . . . . . . . . . . .   $ 99,119,816  $126,969,610   $146,003,397  $114,212,038
                                                                     ============  ============   ============
NUMBER OF SHARES
   Sold  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        510,671       823,840      3,643,814     4,974,823
   Shares issued from reinvestment of distributions  . . . . . . .              0             0        848,356       642,974
   Reacquired  . . . . . . . . . . . . . . . . . . . . . . . . . .       (494,437)     (310,751)    (1,379,727)     (971,813)
                                                                     ------------  ------------   ------------  ------------
   Net increase in shares outstanding  . . . . . . . . . . . . . .         16,234       513,089      3,112,443     4,645,984

   Outstanding:
     Beginning of year   . . . . . . . . . . . . . . . . . . . . .      5,531,254     5,018,165     11,793,899     7,147,915
                                                                     ------------  ------------   ------------  ------------
     End of year   . . . . . . . . . . . . . . . . . . . . . . . .      5,547,488     5,531,254     14,906,342    11,793,899
                                                                     ============  ============   ============  ============



See Notes To Financial Statements

ADVANCE CAPITAL I, INC.
STATEMENT OF CHANGES IN NET ASSETS - Continued
YEARS ENDED DECEMBER 31, 2002 AND 2001
-------------------------------------------------------------------




                                                                                                            RETIREMENT
                                                                             BALANCED FUND                  INCOME FUND
                                                                     --------------------------   --------------------------
                                                                         2002          2001           2002          2001
                                                                     ------------  ------------   -----------   ------------
INCREASE (DECREASE) IN NET ASSETS
 Operations:
   Net investment income . . . . . . . . . . . . . . . . . . . . .   $  6,282,344  $  6,674,617   $ 13,273,206  $ 14,490,567
   Net realized loss on investments. . . . . . . . . . . . . . . .     (3,221,638)   (1,615,990)    (3,730,898)   (2,466,325)
   Net change in unrealized gain (loss) on investments . . . . . .    (19,175,436)   (8,371,168)     7,190,893     3,758,509
                                                                     ------------  ------------   ------------  ------------
   Net increase (decrease) in net assets resulting from operations    (16,114,730)   (3,312,541)    16,733,201    15,782,751

 Distributions to Shareholders:
   Net investment income   . . . . . . . . . . . . . . . . . . . .     (6,287,959)   (6,674,617)   (13,354,327)  (14,490,567)
                                                                     ------------  ------------   ------------   -----------
   Total distributions to shareholders . . . . . . . . . . . . . .     (6,287,959)   (6,674,617)   (13,354,327)  (14,490,567)

 Share Transactions:
   Net proceeds from sale of shares  . . . . . . . . . . . . . . .     35,119,690    51,958,988      5,351,908     3,588,735
   Reinvestment of distributions . . . . . . . . . . . . . . . . .      6,248,582     6,124,212     13,283,717    13,186,385
   Cost of shares reacquired . . . . . . . . . . . . . . . . . . .    (28,188,239)  (22,782,080)   (22,509,495)  (21,618,095)
                                                                     ------------   -----------    -----------   -----------
   Net increase (decrease) derived from share transactions . . . .     13,180,033    35,301,120     (3,873,870)   (4,842,975)
                                                                     ------------   -----------    -----------   -----------
   Net increase (decrease) in net assets . . . . . . . . . . . . .     (9,222,656)   25,313,962       (494,996)   (3,550,791)

NET ASSETS
   Beginning of year . . . . . . . . . . . . . . . . . . . . . . .    232,991,179   207,677,217    200,346,027   203,896,818
                                                                     ------------   -----------    -----------   -----------
   End of year . . . . . . . . . . . . . . . . . . . . . . . . . .   $223,768,523  $232,991,179   $199,851,031  $200,346,027
                                                                     ============  ============   ============  ============
NUMBER OF SHARES
   Sold  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      2,166,038     2,948,317        559,617       370,929
   Shares issued from reinvestment of distributions  . . . . . . .        348,747       352,031      1,390,021     1,362,247
   Reacquired  . . . . . . . . . . . . . . . . . . . . . . . . . .     (1,724,779)   (1,314,664)    (2,355,344)   (2,243,970)
                                                                     ------------  ------------   ------------  ------------
   Net increase (decrease) in shares outstanding   . . . . . . . .        790,006     1,985,684       (405,706)     (510,794)

   Outstanding:
     Beginning of year   . . . . . . . . . . . . . . . . . . . . .     13,403,051    11,417,367     20,946,747    21,457,541
                                                                     ------------    ----------   ------------  ------------
     End of year     . . . . . . . . . . . . . . . . . . . . . . .     14,193,057    13,403,051     20,541,041    20,946,747
                                                                     ============    ==========   ============  ============



See Notes To Financial Statements

ADVANCE CAPITAL I, INC.
STATEMENT OF CHANGES IN NET ASSETS - Continued
YEARS ENDED DECEMBER 31, 2002 AND 2001
---------------------------------------------------------



                                                                           CORNERSTONE
                                                                            STOCK FUND

                                                                          2002          2001
                                                                   --------------  ------------
INCREASE IN NET ASSETS
 Operations:
   Net investment income  . . . . . . . . . . . . . . . . .          $    193,931  $     97,942
   Net realized loss on investments . . . . . . . . . . . .           (13,999,442)   (5,613,583)
   Net change in unrealized loss on investments . . . . . .            (4,093,394)   (8,324,719)
                                                                     ------------   -----------
   Net decrease in net assets resulting from operations . .           (17,898,905)  (13,840,360)

 Distributions to Shareholders:
   Net investment income    . . . . . . . . . . . . . . . .              (193,931)      (97,942)
                                                                     ------------   -----------
   Total distributions to shareholders  . . . . . . . . . .              (193,931)      (97,942)

 Share Transactions:
   Net proceeds from sale of shares   . . . . . . . . . . .             4,505,041    19,159,799
   Reinvestment of distributions    . . . . . . . . . . . .                97,699             0
   Cost of shares reacquired    . . . . . . . . . . . . . .            (7,972,529)   (5,545,548)
                                                                     ------------   -----------
   Net increase (decrease) derived from share transactions             (3,369,789)   13,614,251
                                                                     ------------   -----------
   Net decrease in net assets     . . . . . . . . . . . . .           (21,462,625)     (324,051)

NET ASSETS
   Beginning of year  . . . . . . . . . . . . . . . . . . .            62,265,818    62,589,869
                                                                     ------------  ------------
   End of year        . . . . . . . . . . . . . . . . . . .          $ 40,803,193  $ 62,265,818
                                                                     ============  ============
NUMBER OF SHARES
   Sold   . . . . . . . . . . . . . . . . . . . . . . . . .               611,053     1,925,002
   Shares issued from reinvestment of distributions . . . .                11,230             0
   Reacquired . . . . . . . . . . . . . . . . . . . . . . .            (1,180,754)     (605,273)
                                                                     ------------  ------------
   Net increase (decrease) in shares outstanding  . . . . .              (558,471)    1,319,729

   Outstanding:
     Beginning of year    . . . . . . . . . . . . . . . . .             7,158,026     5,838,297
                                                                     ------------  ------------
     End of year    . . . . . . . . . . . . . . . . . . . .             6,599,555     7,158,026
                                                                     ============  ============




See Notes To Financial Statements

NOTES TO FINANCIAL STATEMENTS

Note 1.  ORGANIZATION OF THE COMPANY

     Advance Capital I, Inc. (the COMPANY) is a Maryland Corporation organized on March 6, 1987 and commenced operations on August 5, 1987. The COMPANY is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company (a mutual fund) offering shares in the following portfolios: Equity Growth Fund, Bond Fund, Balanced Fund, Retirement Income Fund and Cornerstone Stock Fund.

Note 2.  ACCOUNTING POLICIES

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

     The following is a summary of significant accounting policies followed by the COMPANY.

Security Valuation

     Securities for which exchange quotations are readily available are valued at the last sale price at the close of business.
If there is no sale price, they are valued at the last bid price. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange), are valued primarily using dealer supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Directors. Money market instruments held by the Funds with a remaining maturity of sixty days or less are valued at amortized cost which approximates market.

Repurchase Agreements

     The Fund may engage in repurchase agreement transactions.
When a fund engages in such transactions, it is policy to require the custodian bank to take possession of all securities held as collateral in support of repurchase agreement investments. In addition, the Fund monitors the market value of the underlying collateral on a daily basis.
The seller under a repurchase agreement is required to maintain the collateral held pursuant to the agreement valued at not less than the repurchase price (including accrued interest). If the seller defaults or if bankruptcy proceedings are initiated with respect to the seller, the realization or retention of the collateral may be subject to legal proceedings.

Expenses

     Most expenses of the COMPANY can be directly attributed to a fund. Expenses which cannot be directly attributed are generally apportioned between the Funds on the basis of average net assets.

Federal Income Taxes

     It is each fund's policy to meet the requirements of the Internal
Revenue Code that are applicable to regulated investment companies and each fund intends to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is provided. There are no temporary differences between the basis of assets and liabilities for financial statement and income tax purposes. All losses are available to offset future capital gains, if any.

Dividends

     Income dividends in the Bond, Balanced and Retirement Income Funds are declared daily, except on Saturdays, Sundays and holidays and are paid monthly on the last business day of the month. Income dividends in the Equity Growth and Cornerstone Stock Funds, if any, are declared annually and paid on the last business day of the year. Capital gain distributions, if any, are declared annually and paid in December. For 2002, the Funds had no net realized capital gains.

Other

     Security transactions are accounted for on the trade date, the date the order to buy or sell is executed. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.
Premium and discount on fixed income securities are amortized using the effective interest method. Realized gains and losses on security transactions are determined on the specific identification method for book and tax purposes. Net investment losses, for which no carryover is permitted, are offset against paid in capital.


Note 3.  TRANSACTIONS WITH AFFILIATES
     Advance Capital Management, Inc. (MANAGEMENT) (a wholly owned subsidiary of Advance Capital Group, Inc.) is the COMPANY's investment adviser.
T. Rowe Price Associates, Inc. (TRPA) serves as sub-adviser for that portion of the portfolio of assets of the Equity Growth Fund and Balanced Fund which are determined by MANAGEMENT to be invested in common stocks.
Advance Capital Services, Inc. (SERVICES) (also a wholly owned subsidiary of Advance Capital Group, Inc.) is the distributor of the COMPANY's shares. Advance Capital Group, Inc. (GROUP) is the COMPANY's Administrator, Transfer Agent and Dividend Disbursing Agent. For services provided by MANAGEMENT, the COMPANY pays a fee equal on an annual basis to .70% of the average daily net assets for the first $200 million of the Equity Growth and Balanced Funds and .55% of the average daily net assets exceeding $200 million , .50% of the average daily net assets for the first $200 million of the Retirement Income Fund and .40% of the average daily net assets exceeding $200 million, and .40% of the average daily net assets of the Bond and Cornerstone Stock Funds. For its services, TRPA is paid a fee by MANAGEMENT equal on an annual basis to .20% of the average daily net assets of the Equity Growth Fund and that portion of the Balanced Fund invested in common stocks for the first $100 million of assets managed and .15% of the average daily net assets exceeding $100 million.
GROUP provides administrative, transfer agent and dividend disbursing agent services to the COMPANY. The COMPANY will reimburse
SERVICES for actual expenses incurred in connection with the distribution of fund shares of the Equity Growth, Bond, Balanced, Retirement Income and Cornerstone Stock Funds, at a rate not to exceed .25% of each fund's average daily net assets.

     The COMPANY was charged investment advisory fees of $4,040,232 by MANAGEMENT for 2002. The COMPANY was charged distribution fees of $1,790,805 by SERVICES for 2002. At December 31, 2002 an employee retirement plan sponsored by SERVICES owned 88,683 shares (1.6%) of the Equity Growth Fund, 380 shares (0.0%) of the Bond Fund, 17,982 shares (0.1%) of the Balanced Fund, 7,229 shares (0.0%) of the Retirement Income Fund and 35,984 shares (0.6%)of the Cornerstone Stock Fund.

     Certain officers and directors of GROUP, MANAGEMENT, and SERVICES, are also officers and directors of the COMPANY. Directors fees are only paid to outside directors and consist of a $3,500 annual retainer plus
$400 per meeting attended.

Note 4.  INVESTMENT PORTFOLIO TRANSACTIONS

     The cost of purchases and proceeds from sales of investments, other than short-term obligations, for 2002 were as follows:


	                Equity			                        Retirement	 Cornerstone
	              Growth Fund	Bond Fund	Balanced Fund	Income Fund	  Stock Fund
                    -----------    ----------   -------------     -----------  -----------
Purchases	        $13,390,463    $58,818,226	$46,043,925	      $44,537,614	  $9,802,487
Sales	               13,895,934	30,742,379	 32,663,637	       49,431,596	  13,155,506


     	The cost of purchases and proceeds from sales of U.S. Government securities included above were as follows:

	                      Equity		                           Retirement   Cornerstone
	                    Growth Fund	Bond Fund	Balanced Fund  Income Fund  Stock Fund
                          -----------     ---------   -------------  -----------  -----------
Purchases	                 None	         None	           $0	None	       None
Sales	                       None            None         2,761,943     None         None



     Gross unrealized appreciation and depreciation of investments for book and tax purposes are the same as of December 31, 2002.

Note 5.  FEDERAL INCOME TAX INFORMATION

     The tax characteristics of distributions paid to shareholders during the years ended December 31, 2002 and 2001 were as follows:

                           Distributions                       Total
                           Paid from          Total Taxable    Distributions
                           Ordinary Income    Distributions    Paid
                           ---------------    -------------    -------------
2002
Equity Growth Fund	                $0	         $0	              $0
Bond Fund	                     8,398,986	  8,398,986	       8,398,986
Balanced Fund	               6,287,959	  6,287,959	       6,287,959
Retirement Income Fund	        13,354,327	 13,354,327	      13,354,327
Cornerstone Stock Fund	           193,931	    193,931	         193,931





                           Distributions                       Total
                           Paid from          Total Taxable    Distributions
                           Ordinary Income    Distributions    Paid
                           ---------------    -------------    -------------
2001
Equity Growth Fund	                $0	         $0	              $0
Bond Fund	                     6,984,143	  6,984,143	       6,984,143
Balanced Fund	               6,674,617	  6,674,617	       6,674,617
Retirement Income Fund	        14,490,567	 14,490,567	      14,490,567
Cornerstone Stock Fund	            97,942	     97,942	          97,942



	As of December 31, 2002 the components of accumulated earnings/(deficit) on a tax basis was as follows:

                                                                                    Total
                           Undistributed               Accumulated   Unrealized     Accumulated
                           Ordinary       Accumulated  Capital and   Appreciation/  Earnings/
                           Income         Earnings     Other Losses  (Depreciation) (Deficit)
                           -------------  -----------  ------------  -------------  -----------
Fund
Equity Growth Fund	              $0	         $0	  ($9,176,104)   $15,991,441	 $6,815,337
Bond Fund	                           0	          0	   (3,397,430)	 5,640,786	  2,243,356
Balanced Fund	                     0 	          0	   (4,843,243)	22,452,548	 17,609,305
Retirement Income Fund	               0	          0	  (15,549,714)	 7,687,119	 (7,862,595)
Cornerstone Stock Fund	               0	          0	  (20,967,681)   (18,454,967)	(39,422,648)


     At December 31, 2002, capital loss carryovers and their expiration dates were as follows:


	                      Equity			                      Retirement  Cornerstone
	                    Growth Fund	Bond Fund	Balanced Fund  Income Fund   Stock Fund
                          -----------     ---------   -------------  -----------  -----------
December 31, 2007	                 $0	  $59,239	           $0   $1,024,765      $50,593
December 31, 2008	                  0	  697,526	            0    8,246,605	1,304,063
December 31, 2009	          3,609,549	  614,457	    1,615,990    2,466,325	5,613,583
December 31, 2010	          5,566,555	2,026,208       3,227,253    3,812,019	9,398,898


     Net Capital losses incurred after October 31,2002, and within the taxable year are deemed to arise on the first business day of the Funds' next taxable year. For the year ended December 31, 2002, the Fund deferred to January 1, 2003, post October losses of :

     Cornerstone Stock Fund	         $4,600,544

Note 6.  IMPLEMENTATION OF NEW ACCOUNTING STANDARDS

     On January 1, 2002, the Funds implemented the provisions of the AICPA Audit and Accounting Guide; Audits of Investment Companies
(the "Guide"), as required for fiscal years beginning after December 15, 2000. Prior to January 1, 2002, the Funds recorded paydown gains and losses on mortgage-backed and asset-backed securities as realized gains and losses, not as adjustments to interest income. The implementation of the accounting changes had no impact on total net assets of the Funds or the Fund's net asset values, but resulted in a decrease in interest income and a corresponding increase in realized gains and losses for the following Funds. The statements of changes in net assets and financial highlights for prior periods have not been restated to reflect this change.

	Equity Growth Fund              $0
	Bond Fund                  $57,030
	Balanced Fund               $5,615
	Retirement Income Fund     $81,121
	Cornerstone Stock Fund          $0


Note 7.  AUTHORIZED SHARES

     The COMPANY has one billion authorized shares of common stock, par value of $.001 per share. Each of the COMPANY's five portfolios has 200 million shares authorized.

Report of Independent Accountants

To the Trustees and Shareholders of
Advance Capital I, Inc.

In planning and performing our audit of the financial statements of Advance Capital I, Inc. for the year ended December 31, 2002, we considered its internal control, including control activities for safeguarding securities, in order to determine our auditing procedures for the purpose of expressing our opinion on the financial statements and to comply with the requirements of Form N-SAR, not to provide assurance on internal control.

The management of Advance Capital I, Inc. is responsible for establishing and maintaining internal control. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls. Generally, controls that are relevant to an audit pertain to the entity's objective of preparing financial statements for external purposes that are fairly presented in conformity with generally accepted accounting principles. Those controls include the safeguarding of assets against unauthorized acquisition, use or disposition.

Because of inherent limitations in internal control, errors or fraud may occur and not be detected. Also, projection of any evaluation of internal control to future periods is subject to the risk that controls may become inadequate because of changes in conditions or that the effectiveness of their design and operation may deteriorate.

Our consideration of internal control would not necessarily disclose all matters in internal control that might be material weaknesses under standards established by the American Institute of Certified Public Accountants. A material weakness is a condition in which the design or operation of one or more of the internal control components does not reduce to a relatively low level the risk that misstatements caused by error or fraud in amounts that would be material in relation to the financial statements being audited may occur and not be detected within a timely period by employees in the normal course of performing their assigned functions.
However, we noted no matters involving internal control and its operation, including controls for safeguarding securities, that we consider to be material weaknesses as defined above as of December 31, 2002.

This report is intended solely for the information and use of management, Trustees, and Shareholders of Advance Capital I, Inc. and the Securities and Exchange Commission and is not intended to be and should not be used by anyone other than these specified parties.

/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Chicago, IL
February 11, 2003

ADDITIONAL INFORMATION (Unaudited)

RESULTS OF ANNUAL SHAREHOLDER VOTE

     An Annual Meeting of Shareholders of the COMPANY was held at the Novi Hilton, 21111 Haggerty Road, Novi, Michigan, on July 26,
2002 for the following purposes:

     To elect six Directors to hold office until the next Annual Meeting of Shareholders or until their successors have been elected and qualified.

            Directors Elected at Meeting	Votes For
            ---------------------------- ----------
            Joseph A. Ahern              33,185,002
            Richard W. Holtcamp          33,261,049
            Dennis D. Johnson            33,261,374
            Janice Loichle               33,196,034
            Thomas L. Saeli              33,189,881
            John C. Shoemaker            33,261,374

     To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the COMPANY for the fiscal year ending December 31, 2002.

            Votes For:                33,051,004
		Votes Against:                92,139
		Votes to Abstain:            310,076

MANAGEMENT OF THE FUND
Advance Capital I, Inc. is managed by a Board of Directors. The Directors are responsible for managing the company's business affairs and for exercising all the company's powers except those reserved for the shareholders. Officers and Directors of the COMPANY, their addresses, and principal occupations during the last five years, are as follows:


                  								                   Number of      Other
		               Position(s)         Year 	      Principal Occupations	 Portfolios	    Directorships
Name and Address           & Office(s)         Elected*	During past 5 Years	 Overseen 	    Held**
-----------------------------------------------------------------------------------------------------------------
INTERERESTED" DIRECTOR***

John C. Shoemaker          Director and        1987	      President & Director,  	        5	  	    None
One Towne Square           President		            Advance Capital I, Inc.;
Suite 444					                        President, Advance
Southfield, MI  48076				                  Capital Management, Inc.
Age 57
-----------------------------------------------------------------------------------------------------------------


										                         Number of      Other
		               Positions           Year 	      Principal Occupations	 Portfolios	    Directorships
Name and Address           & Offices           Elected*	During past 5 Years	 Overseen 	    Held**
-----------------------------------------------------------------------------------------------------------------
NOT-INTERESTED" DIRECTORS

Joseph A. Ahern		   Director            1995          President, Attorney and   	 5		None
One Towne Square			                               Partner; Stark, Reagan
Suite 444				                               & Finnerty, P.C.
Southfield, MI 48076
Age 45
------------------------------------------------------------------------------------------------------------------
Richard W. Holtcamp	   Director            1989          Retired General Manager -      5		None
One Towne Square			                               Marketing, Michigan Bell
Suite 444		           		                         Telephone;  Director of
Southfield, MI 48076					             Fishburne & Co., Inc.
Age 68					                         General contractor for
					                               residential and business
------------------------------------------------------------------------------------------------------------------
Dennis D. Johnson	         Director            2000          Retired Chief Operating 	   5		None
One Towne Square	 		                               Officer, Belgacom
Suite 444                                                    (Ameritech International);
Southfield, MI 48076	 	                               Management Consultant
Age 63                                                       Vice President -
			 		                               Human Resources, Ameritech
                                                             Network Services
------------------------------------------------------------------------------------------------------------------
Janice E. Loichle	         Director            2001          Retired Vice President & 	   5		None
One Towne Square			                               Chief Integration Officer,
Suite 444                            		             XO Communications, Inc.
Southfield, MI 48076                                         (formerly NEXTLINK
Age 55        			                               Communications); Vice
                                                             President & Chief of Local
                                                             Exchange Operations, XO
                                                             Communications, Inc.;
					                               President, NEXTLINK Solutions
-------------------------------------------------------------------------------------------------------------------
Thomas L. Saeli		   Director            2000          Vice President - Mergers  	    5	    	Noble
One Towne Square		            	                   and Acquisitions, Lear 		      International,
Suite 444				                               Corporation; Vice President              Ltd.
Southfield, MI 48076   	                                     Oxford Investment Group, Inc.
Age 46
-------------------------------------------------------------------------------------------------------------------



							 	                                     Number of      Other
		               Positions           Year 	      Principal Occupations	 Portfolios	    Directorships
Name and Address           & Offices           Elected*	During past 5 Years	 Overseen 	    Held**
-----------------------------------------------------------------------------------------------------------------
OTHER OFFICERS
-----------------------------------------------------------------------------------------------------------------

Robert J. Cappelli	   Vice 	           1987        President, Advance 	      5		None
One Towne Square	         President	                 Capital Services, Inc.;
Suite 444		         and		                 Vice President &
Southfield, MI  48076	   Treasurer	                 Treasurer, Advance
Age 51   				                             Capital I, Inc.
-----------------------------------------------------------------------------------------------------------------
Charles J. Cobb		   Vice                1996        Vice President, Advance	      5		None
One Towne Square	         President	                 Capital I, Inc.; Regional
Suite 444				                             Representative, Advance
Southfield, MI  48076			                       Capital Services, Inc.
Age 39
-----------------------------------------------------------------------------------------------------------------
Kathy J. Harkleroad	   Secretary           1996        Secretary, Advance 	      5 		None
One Towne Square			                             Capital I, Inc.; Marketing
Suite 444				                             Director, Advance Capital
Southfield, MI  48076			                       Services, Inc.; Director of
Age 50					                       Client Services, Advance
					                             Capital Services, Inc.
-----------------------------------------------------------------------------------------------------------------




*There is no set term of office for Directors and Officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors in the year in which they reach the age of 70.
**This column includes only directorships of companies required to register or file reports with the Commission under the Securities Exchange Act of 1934 (that is, "public companies") or other investment companies registered under the 1940 Act.
***Officers of the Funds are "interested persons" as defined in the Investment Company Act of 1940.

ADVANCE CAPITAL I, INC.           ADVANCE CAPITAL I, INC.
                                  An investment company with five funds
INVESTMENT ADVISER:
Advance Capital Management, Inc.
One Towne Square, Suite 444
Southfield, Michigan 48076

SUB-ADVISER:                        EQUITY GROWTH FUND
(Equity Growth and Balanced Funds)  BOND FUND
T. Rowe Price Associates, Inc.      BALANCED FUND
100 East Pratt Street               RETIREMENT INCOME FUND
Baltimore, Maryland 21202           CORNERSTONE STOCK FUND

DISTRIBUTOR:
Advance Capital Services, Inc.
P.O. Box 3144
Southfield, Michigan 48037

ADMINISTRATOR AND TRANSFER AGENT:
Advance Capital Group, Inc.
P.O. Box 3144
Southfield, Michigan 48037

CUSTODIAN:
Fifth Third Bank
38 Fountain Square Plaza
Cincinnati, Ohio 45263

INDEPENDENT ACCOUNTANTS:
PricewaterhouseCoopers LLP
One North Wacker
Chicago, Illinois 60606

OFFICERS:
John C. Shoemaker, President
Robert J. Cappelli, Vice President & Treasurer
Charles J. Cobb, Vice President
Kathy J. Harkleroad, Secretary

BOARD OF DIRECTORS:                       ANNUAL REPORT
Joseph A. Ahern                           DECEMBER 31, 2002
Richard W. Holtcamp
Dennis D. Johnson
Janice E. Loichle
Thomas L. Saeli
John C. Shoemaker

Item 2. CODE OF ETHICS.

Not applicable to Annual Reports for the period ended December 31, 2002.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to Annual Reports for the period ended December 31, 2002.

Items 4-8.  [RESERVED]

Item 9. CONTROLS AND PROCEDURES.

Not applicable to Annual Reports for the period ended December 31, 2002.

Item 10. EXHIBITS.

Exhibit 99. CERT Certification Required by item 10(b) of Form N-CSR

SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Advance Capital I, Inc.

By: 	/S/ John C. Shoemaker
     ----------------------
     John C. Shoemaker
     President

Date:	Feb. 25, 2003
      --------------------



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /S/ John C. Shoemaker
     ----------------------
     John C. Shoemaker
     President

By:   /S/ Robert J. Cappelli
     -----------------------
      Robert J. Cappelli
      Vice President & Treasurer

Date:	Feb. 25, 2003
     -----------------------